AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OR ABOUT APRIL 11, 2003


                                                    REGISTRATION NOS. 333-103643
                                                                       811-08333
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM N-14

                                   ----------

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933


                        Pre-Effective Amendment No. 2[X]

                       Post-Effective Amendment No.  [ ]

                           NUVEEN INVESTMENT TRUST II
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             333 West Wacker Drive
                            Chicago, Illinois 60606
              (Address of principal executive offices) (Zip code)

       Registrant's Telephone Number, Including Area Code: (312) 917-7700

                                    Copy to:

              JESSICA R. DROEGER                                ERIC F. FESS
              NUVEEN INVESTMENTS                             CHAPMAN AND CUTLER
            333 WEST WACKER DRIVE                          111 WEST MONROE STREET
           CHICAGO, ILLINOIS 60606                        CHICAGO, ILLINOIS 60603
   (NAME AND ADDRESS OF AGENT FOR SERVICE)

     It is proposed that this filing will become effective on April 11, 2003 pursuant to Rule 488.

     Approximate date of public offering: As soon as practicable after the effectiveness of the registration statement.

     The title of the securities being registered are Class A, Class B, Class C and Class R Shares of the Nuveen NWQ International Value Fund. No filling fee is due in reliance on Section 24(f) of the Investment Company Act of 1940.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                       [NUVEEN INVESTMENTS LOGO]

                   IMPORTANT INFORMATION FOR NUVEEN EUROPEAN
                            VALUE FUND SHAREHOLDERS

At a Special Meeting of shareholders of the Nuveen European Value Fund (the "European Fund"), you will be asked to vote upon an important change affecting your fund. The purpose of the Special Meeting is to allow you to vote on a reorganization of your fund into the Nuveen NWQ International Value Fund (the "International Fund"; the European Fund and the International Fund are collectively referred to as the "Funds"). If the reorganization is approved, you will become a shareholder of the International Fund.


Although we recommend that you read the complete Prospectus/Proxy Statement, for your convenience, we have provided the following brief overview of the issue to be voted on.



Q. WHY AM I RECEIVING THIS PROSPECTUS/PROXY STATEMENT?


A. The Board of Trustees (the "Board") for the European Fund has called a Meeting of Shareholders for June 11, 2003 at which you will be asked to vote on a reorganization (the "Reorganization") of your Fund into the International Fund. The International Fund is another Nuveen mutual fund. The Reorganization will result in your becoming a shareholder of the International Fund.

Q. WHAT ADVANTAGES WILL THIS PRODUCE FOR EUROPEAN FUND SHAREHOLDERS?

A. The Board concluded that the proposed Reorganization could be expected to:
   (i) lower gross operating expenses; (ii) result in a more geographically diversified portfolio; (iii) increase efficiency and flexibility in portfolio management; (iv) reduce portfolio trading costs; and (v) broaden distribution. While the European Fund currently has lower net operating expenses after expense reimbursements, the Board has concluded that these expense reimbursements are not sustainable over time. The Board therefore believes that the Reorganization's potential benefits more than offset the potential disadvantages of the International Fund's slightly higher management fees and total net operating expenses at current reimbursement levels.

Q. WHAT ARE THE SIMILARITIES BETWEEN THE FUNDS?

A. The European Fund is similar to the International Fund in its philosophy, investment policies, and day-to-day portfolio management. Both Funds seek long-term growth by employing a value-oriented discipline to select investments in stocks of foreign companies. In addition, both Funds focus on dollar-denominated securities of such companies.

Q. ARE THERE ANY SIGNIFICANT DIFFERENCES BETWEEN THE FUNDS' INVESTMENT POLICIES?

A. The primary difference between the Funds is the broader investment mandate of the International Fund. Where the European Fund invests almost exclusively in equity securities of large European issuers, the International Fund invests substantially all of its assets in equity securities issued outside the U.S. and can invest in mid-and small-capitalization companies as well as large-cap companies.

Q. HOW DOES THE BOARD OF THE FUND SUGGEST THAT I VOTE?

A. After careful consideration, the Board has agreed unanimously that this Reorganization is in your best interests and recommends that you vote in favor of it.

Q. WILL I HAVE TO PAY ANY FEES OR EXPENSES IN CONNECTION WITH THE
   REORGANIZATION?


A. No. Shareholders will not directly bear any fees or expenses in connection with the Reorganization. All of the expenses associated with the Reorganization will be borne by the European Fund. However, because the Fund's investment adviser, Nuveen Institutional Advisory Corp. ("NIAC"), currently reimburses additional operating expenses above 1.30% (excluding 12b-1 service and distribution fees and extraordinary expenses) for the European Fund, NIAC will effectively bear the full cost of the Reorganization.

Q. WHAT WILL HAPPEN IF SHAREHOLDERS DO NOT APPROVE THE REORGANIZATION?


A. If the Reorganization is not approved, the European Fund's Board will take such actions as it deems to be in the best interests of the European Fund, including possible fund liquidation and closure. This is discussed in more detail in the Prospectus/Proxy Statement.


Q. WILL EUROPEAN FUND SHAREHOLDERS RECEIVE NEW SHARES IN EXCHANGE FOR THEIR CURRENT SHARES?

A. Yes. Upon approval and completion of the Reorganization, shareholders of European Fund will exchange their shares for shares of the International Fund based upon a specified exchange ratio determined by the ratio of the respective net asset values of the applicable share class of the Funds.

Q. WILL THIS REORGANIZATION CREATE A TAXABLE EVENT FOR ME?

A. The Reorganization is intended to qualify as a tax-free reorganization. As a result, you will recognize no gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the tax basis and holding period of International Fund shares you receive will be the same as the tax basis and holding period of your European Fund shares.

Q. HOW DO MANAGEMENT FEES AND OTHER FUND OPERATING EXPENSES COMPARE BETWEEN THE TWO FUNDS?


A. The management fee rate as a percentage of assets is slightly higher for the International Fund. Upon approval and completion of the proposed Reorganization, European Fund shareholders will pay slightly higher management fees as a percentage of net assets but will also benefit from lower gross fund operating expenses as a percentage of net assets, reflecting the larger net assets and greater economies of scale of the International Fund. The historic net expenses after expense reimbursements and waivers of the European Fund are lower than the net expenses estimated to be charged by the International Fund following the Reorganization, but only because of the voluntary reimbursement of European Fund expenses by NIAC. There can be no assurance that NIAC will continue these reimbursements if the Reorganization is not approved.


Q. WHAT IS THE TIMETABLE FOR THE REORGANIZATION?

A. If approved by shareholders on June 11, 2003, the Reorganization is expected to take effect after the close of business on June 13, 2003.

Q. WHO DO I CALL IF I HAVE QUESTIONS?

A. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call your financial advisor or call NIAC at
   (800) 257-8787 weekdays during its business hours of 8:00 a.m. to 6:00 p.m. Central time.

Q. HOW DO I VOTE MY SHARES?


A. You can vote your shares by completing and signing the enclosed proxy card(s), and mailing them in the enclosed postage-paid envelope. In addition, you may vote by telephone by calling the toll free number on the proxy card(s) or by computer over the Internet (www.proxyvote.com). If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call your financial adviser or Nuveen at (800) 257-8787 weekdays from 7:00 a.m. to 7:00 p.m. Central time.


Q. WILL NUVEEN CONTACT ME?

A. You may receive a call to verify that you received your proxy materials and to answer any questions you may have about the Reorganization.

                                                       [NUVEEN INVESTMENTS LOGO]

April 16, 2003

Dear Shareholders:

We are pleased to invite you to the Special Meeting of Shareholders of the Nuveen European Value Fund (the "Special Meeting"). The Meeting is scheduled for Wednesday, June 11, 2003, at 10:00 am, Chicago time, in the 31st floor conference room of Nuveen Investments, LLC, 333 West Wacker Drive, Chicago, Illinois.

At the Special Meeting, you will be asked to consider and approve a very important proposal. Subject to shareholder approval, the Nuveen NWQ International Value Fund (the "International Fund") will acquire substantially all of the assets and assume substantially all of the liabilities of the Nuveen European Value Fund (the "European Fund") in exchange for newly issued Class A, Class B, Class C or Class R shares of the International Fund, which will be distributed to the shareholders of the European Fund.

The reorganization should allow the European Fund shareholders to benefit from a larger, more geographically diversified portfolio, increased efficiency and flexibility in portfolio management, reduced portfolio trading costs, and broader fund distribution. While the management fee rate as of percentage of assets is slightly higher for the International Fund, European Fund shareholders should benefit from a significant reduction in gross operating expenses due to the economies of scale reached through the reorganization.


Because the benefits of the reorganization flow primarily to the European Fund, the European Fund will pay all costs associated with the reorganization. However, because the European Fund's investment adviser, NIAC, currently reimburses the European Fund's additional operating expenses above 1.30% (excluding 12b-1 service and distribution fees and extraordinary expenses), NIAC will effectively bear the full cost of the Reorganization.



The attached Prospectus/Proxy Statement has been prepared to give you information about this proposal.


YOU ARE, OF COURSE, WELCOME TO JOIN US AT THE SPECIAL MEETING, BUT MOST SHAREHOLDERS CAST THEIR VOTES BY MARKING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD(S). WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE NEED YOUR VOTE. BY VOTING IMMEDIATELY, YOU CAN HELP YOUR FUND AVOID THE CONSIDERABLE EXPENSE OF A SECOND PROXY SOLICITATION. PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT THE MAXIMUM NUMBER OF SHARES ARE VOTED. AS AN ALTERNATIVE TO USING THE ENCLOSED PAPER PROXY CARD TO VOTE, YOU MAY VOTE EITHER BY TELEPHONE OR OVER THE INTERNET. INSTRUCTIONS FOR VOTING BY TELEPHONE OR OVER THE INTERNET ARE PROVIDED ON THE ENCLOSED PROXY CARD.

We appreciate your continued support and confidence in Nuveen and our family of investments.

Very truly yours,

Jessica R. Droeger
Vice President and Secretary

NOTICE OF SPECIAL MEETING
OF SHAREHOLDERS
JUNE 11, 2003

NUVEEN EUROPEAN VALUE FUND

APRIL 16, 2003

TO THE SHAREHOLDERS:


Notice is hereby given that a Special Meeting of shareholders of the Nuveen European Value Fund (the "European Fund" or a "Fund"), a series of the Nuveen Investment Trust ("NIT"), a Massachusetts business trust, will be held in the 31st floor conference room of Nuveen Investments, LLC, 333 West Wacker Drive, Chicago, Illinois, on Wednesday, June 11, 2003 at 10:00 a.m., Chicago Time (the "Special Meeting"), for the following purposes:



        1. To approve an Agreement and Plan of Reorganization (and the related transactions) pursuant to which the European Fund would
           (i) transfer all of its assets to the Nuveen NWQ International Value Fund (the "International Fund") in exchange solely for Class A, B, C and R shares of beneficial interest of the International Fund and the International Fund's assumption of the liabilities of the European Fund, (ii) distribute such shares of the International Fund to the holders of shares of the European Fund and (iii) be liquidated, dissolved and terminated as a series of NIT in accordance with the NIT's Declaration of Trust.


        2. To transact such other business as may properly come before the Special Meeting.

Only shareholders of record as of the close of business on April 9, 2003 are entitled to vote at the Special Meeting or any adjournment thereof.


ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE FOR YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD, ENTER THE CONTROL NUMBER FOUND ON YOUR PROXY CARD, AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, FOLLOW THE INSTRUCTIONS ON THE PROXY CARD, ENTER THE CONTROL NUMBER FOUND ON YOUR PROXY CARD, AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.


Jessica R. Droeger
Vice President and Secretary

PROSPECTUS/
PROXY STATEMENT

NUVEEN NWQ INTERNATIONAL VALUE FUND
RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF
NUVEEN EUROPEAN VALUE FUND


This Prospectus/Proxy Statement is being furnished to shareholders of the Nuveen European Value Fund (the "European Fund"), a series of the Nuveen Investment Trust ("NIT"), a Massachusetts business trust, and relates to the special meeting of shareholders of the European Fund to be held in the 31st floor conference room of Nuveen Investments, LLC, 333 West Wacker Drive, Chicago, Illinois, on Wednesday, June 11, 2003 at 10:00 a.m., Chicago Time and at any and all adjournments thereof (the "Special Meeting"). This Prospectus/Proxy Statement is provided in connection with the solicitation by NIT's Board of Trustees of proxies to be voted at the Special Meeting, and any and all adjournments thereof. The primary purpose of the Special Meeting is to approve or disapprove the proposed reorganization of the European Fund into the Nuveen NWQ International Value Fund (the "International Fund") (the "Reorganization"). The European Fund and the International Fund are referred to herein collectively as the "Funds" and individually as a "Fund." The Reorganization will result in shareholders of the European Fund in effect exchanging their Class A, B, C and R shares of the European Fund for corresponding Class A, B, C and R shares of the International Fund. The purpose of the Reorganization is to permit the shareholders of the European Fund to (i) achieve certain economies of scale from the International Fund's larger net asset size and the potentially lower gross operating expenses associated therewith, (ii) obtain greater portfolio diversity, (iii) lower portfolio trading costs and (iv) access broader distribution channels. The International Fund is a series of the Nuveen Investment Trust II ("NIT II," and together with NIT, the "Trusts"). The investment objective of the International Fund is to provide long-term capital appreciation. There can be no assurance that the International Fund will achieve its investment objective. The address, principal executive office and telephone number of the Funds and the Trusts is 333 West Wacker Drive, Chicago, Illinois 60606, (312) 917-7700 or (800) 257-8787. The enclosed proxy card and this
Prospectus/Proxy Statement are first being sent to shareholders of the European Fund on or about April 18, 2003. Shareholders of record as of the close of business on April 9, 2003 are entitled to vote at the Special Meeting or any adjournment thereof.

                            ------------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS TRUTHFUL. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------


This Prospectus/Proxy Statement concisely sets forth the information shareholders of the European Fund should know before voting on the Reorganization (in effect, investing in Class A, B, C or R shares of the International Fund) and constitutes an offering of Class A, B, C or R shares of beneficial interest, par value $.01 per share, of the International Fund only. Please read it carefully and retain it for future reference. A Statement of Additional Information dated April 16, 2003, relating to this Prospectus/Proxy Statement (the "Reorganization SAI") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. A Prospectus of the International Fund (the "Prospectus") and a Statement of Additional Information containing additional information about the International Fund dated October 7, 2002, have been filed with the SEC and are incorporated herein by reference. A copy of the International Fund's Prospectus accompanies this Prospectus/Proxy Statement. A prospectus of the European Fund and a Statement of Additional Information for the European Fund dated October 28, 2002, have been filed with the SEC and are incorporated herein by reference. Copies of the foregoing may be obtained without charge by calling or writing the International Fund at the telephone number or address shown above. If you wish to request the Reorganization SAI, please ask for the "Reorganization SAI." IN ADDITION, THE INTERNATIONAL FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND SUBSEQUENT SEMIANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE INTERNATIONAL FUND BY CALLING (800) 257-8787 OR BY WRITING THE INTERNATIONAL FUND AT 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606.

                            ------------------------

No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
                            ------------------------


The Trusts are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith file reports and other information with the SEC. Such reports, other information and proxy statements filed by the Trusts can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, D.C. 20549, at prescribed rates. In addition, the SEC maintains a Web site (http://www.sec.gov) that contains reports, other information and proxy statements filed by the Trusts. Such information is filed electronically with the SEC through the SEC's Electronic Data Gathering, Analysis and Retrieval system (EDGAR).



         THE DATE OF THIS PROSPECTUS/PROXY STATEMENT IS APRIL 16, 2003.

PROSPECTUS/
PROXY STATEMENT

NUVEEN NWQ INTERNATIONAL VALUE FUND
RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF
NUVEEN EUROPEAN VALUE FUND

TABLE OF CONTENTS

                                             PAGE
                                             ----
PROPOSAL 1: THE PROPOSED REORGANIZATION....    1
SUMMARY....................................    1
     The Reorganization....................    1
     Reasons for the Proposed
          Reorganization...................    1
     Comparison of the International Fund
          with the European Fund...........    2
RISK FACTORS...............................   12
     Similarities of Risks.................   12
     Differences in Risks..................   13
THE PROPOSED REORGANIZATION................   13
     Terms of the Agreement................   13
     Description of Securities to be
          Issued...........................   14
     Continuation of Shareholder Accounts
          and Plans; Share Certificates....   14
     Certain Federal Income Tax
          Consequences.....................   14
     Expenses..............................   15
     Rights of Shareholders................   15
     Legal Matters.........................   15


                                             PAGE
                                             ----
     Financial Statements..................   16
     Information Filed with the Securities
          and Exchange Commission..........   16
RECOMMENDATION OF THE BOARD................   16
OTHER INFORMATION..........................   17
     Shareholders of the International Fund
          and the European Fund............   17
     Shareholder Proposals.................   18
     Information Incorporated by
          Reference........................   19
     Management's Discussion and Analysis
          of Performance...................   19
VOTING INFORMATION AND REQUIREMENTS........   22

Appendix I: Agreement and Plan of
  Reorganization
Attachment: Nuveen NWQ International Value
  Fund Prospectus and any related
  supplements

                    PROPOSAL 1. THE PROPOSED REORGANIZATION

A. SUMMARY


The following is a summary of, and is qualified by reference to, the more complete information contained in this Prospectus/ Proxy Statement and the information attached hereto or incorporated herein by reference (including the Agreement and Plan of Reorganization). As discussed more fully below and elsewhere in this Prospectus/Proxy Statement, the Board of Trustees of NIT (the "Board") believes the proposed Reorganization (as defined herein) is in the best interests of shareholders of the European Fund and would not result in dilution of shareholders' interest. As a result of the Reorganization, shareholders of the European Fund will become shareholders of the International Fund and will cease to be shareholders of the European Fund. Shareholders should read the entire Prospectus/Proxy Statement carefully together with the International Fund's Prospectus incorporated herein by reference and accompanying this Prospectus/Proxy Statement. This Prospectus/Proxy Statement constitutes an offering of Class A, B, C and R shares of the International Fund only.


THE REORGANIZATION


This Prospectus/Proxy Statement is being furnished to shareholders of the European Fund in connection with the proposed combination of the Fund with and into the International Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization dated April 10, 2003 between the European Fund and the International Fund (the "Agreement"). The Agreement provides that the European Fund will (i) transfer all of its assets to the International Fund in exchange solely for Class A, B, C and R shares of the International Fund and the International Fund's assumption of the liabilities of the European Fund,
(ii) distribute to each shareholder of the European Fund shares of the respective class of shares of the International Fund equal in value to their existing shares of the European Fund as a distribution in liquidation of the European Fund and (iii) be liquidated, dissolved and terminated as a series of NIT in accordance with NIT's Declaration of Trust promptly following the Closing (as defined herein) (the "Reorganization").



The Board has determined that the Reorganization is in the best interests of the European Fund and that the interests of existing shareholders of the European Fund will not be diluted as a result of the Reorganization. The Board unanimously approved the Reorganization and the Agreement on February 20, 2003.



The European Fund will pay all of the Fund's costs associated with the Reorganization, which are estimated to be $130,000 (or $0.3159 per share). However, because Nuveen Institutional Advisory Corp. ("NIAC" or the "Adviser") currently reimburses additional European Fund operating expenses above 1.30% (excluding 12b-1 service and distribution fees and extraordinary expenses), NIAC will effectively bear the full costs of the Reorganization.



The Board is asking shareholders of the European Fund to approve the Agreement and the Reorganization at the Special Meeting to be held on June 11, 2003. If shareholders of the European Fund approve the Reorganization, it is expected that the closing of the Reorganization (the "Closing") will be after the close of business on June 13, 2003, but it may be at a different time as described herein.



If the Reorganization is not approved, the Board will take such actions as it deems to be in the best interests of the European Fund, including possible Fund liquidation and closure. The Reorganization may be abandoned at any time by mutual agreement of the Boards of Trustees of NIT and NIT II or by either party in the event that the European Fund shareholders do not approve the Reorganization or if it reasonably appears that any other condition to Closing cannot be met.



THE BOARD RECOMMENDS A VOTE "FOR" THE AGREEMENT AND THE REORGANIZATION. FOR THE EUROPEAN FUND, APPROVAL OF THE AGREEMENT AND THE REORGANIZATION REQUIRES THE FAVORABLE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES (AS DEFINED IN THE 1940 ACT) ENTITLED TO VOTE. SEE "VOTING INFORMATION AND REQUIREMENTS" BELOW.


REASONS FOR THE PROPOSED REORGANIZATION

The Board believes that the proposed Reorganization would be in the best interests of the European Fund because it would permit the shareholders of the Fund to (i) achieve certain economies of scale and potentially lower gross operating expenses from the International Fund's larger net asset size, (ii) obtain greater geographic portfolio diversity, (iii) increase portfolio management flexibility and efficiency, (iv) obtain potentially lower portfolio transaction costs, and (v) access broader distribution channels.


In determining whether to recommend approval of the Reorganization to shareholders of the European Fund, the Board considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the European Fund and the International Fund before the Reorganization and the estimated expense ratio of the International Fund after the Reorganization; (ii) the investment performance of the European Fund as compared to the International Fund under the International Fund's sub-adviser, NWQ Investment Management Company LLC, as well as the historical performance of the portfolio manager's investment strategy; (iii) the terms and conditions of the Agreement and whether the Reorganization would result in dilution of the European Fund's shareholder interests; (iv) the economies of scale potentially realized through the combination of the Funds;
(v) the compatibility of the Funds' investment objectives and policies; (vi) the compatibility of the Funds' service features available to shareholders, including the retention of applicable holding periods and exchange privileges;
(vii) the costs estimated to be incurred by the respective Funds as a result of the Reorganization; (viii) the future growth prospects of the European Fund; and
(ix) the anticipated federal income tax consequences of the Reorganization.

In this regard, the Board reviewed information provided by the Adviser relating to the anticipated impact on the shareholders of the European Fund as a result of the Reorganization. The Board considered the probability that the Reorganization would result in the following potential benefits for shareholders of the European Fund, although there can be no assurances in this regard:


A. Achievement of Economies of Scale and Reduced Per Share Operating
   Expenses. It is anticipated that combining the net assets of the European Fund with the assets of the International Fund will lead to reduced gross operating expenses for shareholders of the European Fund on a per share basis, by allowing fixed and relatively fixed costs, such as accounting, legal and printing expenses, to be spread over a larger asset base. For both Funds, the Adviser currently is voluntarily waiving some or all of its fees or reimbursing certain expenses. Before these waivers/reimbursements, for each Fund's most recently completed fiscal year (adjusted for current expenses) the gross operating expenses of the International Fund (1.77% for Class A shares, excluding 12b-1 service and distribution fees and extraordinary expenses) were lower than those of the European Fund (2.97% for Class A shares, excluding 12b-1 service and distribution fees and extraordinary expenses); however, after the waivers/reimbursements the net operating expenses of the European Fund (1.30%, excluding 12b-1 service and distribution fees) were lower than those of the International Fund (1.50%, excluding 12b-1 service and distribution fees and extraordinary expenses). There can be no assurance that the Adviser will continue the waivers/reimbursements for the European Fund if the Reorganization is not completed. If the Reorganization is consummated, NIAC has committed to waive its fees and limit the expenses of the combined fund to the extent necessary to keep net expenses (excluding 12b-1 service and distribution fees and extraordinary expenses) from exceeding 1.50% of its average daily net assets through July 31, 2004.



B. Benefits to the Portfolio Management Process. The larger net asset size of the International Fund generally permits it to purchase larger individual portfolio investments that may result in reduced transaction costs or more favorable pricing and provides the opportunity for greater portfolio diversity. A larger, more diverse fund may also be able to produce more enhanced portfolio management flexibility than a smaller, less diverse fund. In addition, the International Fund is able to purchase securities from issuers worldwide which allows for greater geographic diversity than that currently enjoyed by the European Fund. Greater diversity has the potential to reduce risks.


C. Broader Distribution Breadth. The International Fund is able to access broader distribution channels than the European Fund, which increases its asset gathering ability. This has the potential to benefit European Fund shareholders.


The Board also considered that the costs of the Reorganization will be effectively paid by NIAC, the European Fund's adviser, regardless of whether or not the Reorganization is completed. In addition, the Board considered that the Reorganization may result in benefits and economies for the Adviser, including those from the higher advisory fee schedule for the International Fund, the increase in assets managed by an affiliated sub-adviser and the elimination of the voluntary waivers/reimbursements for the European Fund.


COMPARISON OF THE INTERNATIONAL FUND WITH THE EUROPEAN FUND

Investment Objectives. The International Fund and the European Fund have similar, yet slightly different, investment objectives. The investment objective of the International Fund is to provide long-term capital appreciation. The investment objective of the European Fund is to provide over time a superior total return (income plus capital appreciation) with moderated risk. The differences are not expected to have a material impact on how the European Fund's assets are managed if the Reorganization is approved.

Investment Policies. The International Fund and the European Fund have similar investment policies, except that the International Fund pursues a broader mandate by investing in the equity securities of issuers worldwide and may invest in companies located in emerging markets. The European Fund invests substantially all of its assets (at least 80%) in equity securities of European issuers.


The International Fund primarily invests in U.S. dollar denominated equity securities of companies domiciled in countries other than the United States. The International Fund may invest in foreign securities either directly or indirectly through American Depositary Receipts ("ADRs") and other types of depositary receipts. ADRs are denominated in U.S. dollars and represent indirect ownership interests in securities of foreign issuers. Although the International Fund will concentrate its investments in developed countries, it may invest up to 20% of its assets in companies located in emerging markets.


The Adviser has selected NWQ Investment Management Company, LLC ("NWQ"), to serve as the International Fund's sub-adviser and to manage the International Fund's portfolio. Paul J. Hechmer is the portfolio manager of the International Fund. NWQ adheres to a disciplined, value-driven investment strategy whose aim is to provide long-term capital appreciation.

NWQ emphasizes quality securities carefully chosen through in-depth research and follows those securities closely over time to assess whether they continue to meet its purchase rationale.


NWQ selects stocks for the International Fund through bottom up fundamental research focusing on both fundamental and qualitative valuation measures. NWQ looks for undervalued companies where a catalyst exists to recognize value or improve a company's profitability. A catalyst may include a management change, industry consolidation, a company restructuring or a turn in a company's fundamentals. The investment process seeks to add value through active management and thorough research aimed at selecting companies that reflect hidden opportunities underpriced by the market. NWQ also applies a strong sell discipline which considers selling a security when it shows deteriorating fundamentals, when it falls short of expectations and/or when NWQ believes its valuation is no longer compelling.



Value companies may have experienced adverse business developments or may be subject to special risks that cause their securities to be out of favor, or their securities may never reach what NWQ believes are their full value or may go down in price. NWQ maintains a long-term investment approach and a focus on securities it believes can appreciate over an extended time, regardless of interim fluctuations.



For additional information about the International Fund's investment process and the securities it invests in, see the International Fund Prospectus included with this Prospectus/Proxy Statement.



The European Fund invests primarily in a diversified portfolio of stocks of established, well-known companies with at least $1 billion in market capitalization that are domiciled or have their principal activities in Europe. The domicile or the location of the principal activities of a company is the country (1) under whose laws the company is organized, (2) in which the principal trading market for the equity securities issued by the company is located, or (3) in which the company has over half its assets or derives half its revenues.


The European Fund may invest in a variety of European securities, including American Depositary Receipts (ADRs) and other types of depositary receipts; equity securities of European companies that may or may not be publicly traded in the U.S.; Eurodollar convertibles; fixed-income securities of European companies that may or may not be publicly traded in the U.S.; and debt obligations issued or guaranteed by European governments, their agencies, authorities, or instrumentalities. All foreign investments involve certain risks in addition to those associated with U.S. investments.

Institutional Capital Corporation ("Institutional Capital") serves as the European Fund's sub-adviser and manages the European Fund's portfolio. Institutional Capital selects stocks for the European Fund from the universe of large- and mid-size European companies. Proprietary quantitative valuation models determine which of these stocks currently appear to be selling for less than their intrinsic worth. These models consider certain factors including a stock's price-to-earnings ratio, earnings stability and cash flow. Based on a qualitative assessment of each company's prospects, Institutional Capital then looks for a catalyst that it believes will unlock the stock's unrecognized value. A catalyst may be as simple as a management change or a new product launch, or as complex as a fundamentally improved industry outlook. Generally, Institutional Capital chooses only 20 to 30 stocks which it believes have at least 15% price appreciation potential over the next 18 months.


The primary difference between the Funds' investment policies is that the European Fund invests primarily in the equity securities of European issuers, while the International Fund invests in the equity securities of issuers worldwide, including securities of companies located in emerging markets. In addition, the European Fund focuses on established, well-known, large capitalization companies while the International Fund applies a multi-cap approach to select securities and, as a result, is more likely to include small and mid-capitalization companies. In evaluating the Reorganization, each European Fund shareholder should consider the impact of investing in an international fund. For a description of the risks involved in investing in an international fund, please see the section below entitled "Differences in Risks."



Board Members and Officers. The same individuals constitute the Boards of both Trusts, and the Funds have the same officers. The management of each Fund, including general supervision of the duties performed by the Adviser under the Investment Management Agreement for each Fund, is the responsibility of its Board. There are currently seven (7) Board members of each Fund, one (1) of whom is an "interested person" (as defined in the 1940 Act) and six (6) of whom are not interested persons. The names and business addresses of the trustees and officers of the Funds and their principal occupations and other affiliations during the past five years are set forth under "Management" in the Statements of Additional Information for each Fund incorporated herein by reference.


Sales Charges. No sales charges are applicable to the Reorganization.


Performance Information. A comparison of the total returns for the European Fund and the International Fund for the periods ending December 31, 2002, is set forth in the charts and tables below. Please note that on October 7, 2002, the International Fund's name, primary investment policies and sub-adviser were changed pursuant to a shareholder vote. As a result, the historical performance of the International Fund prior to such date does not reflect the investment strategy and historical performance of the International Fund's current sub-adviser, NWQ, or its portfolio manager, Paul J. Hechmer. Accordingly, also provided below is the performance of a Portfolio Manager Composite (as defined below) that reflects the historical performance of all accounts managed by Mr. Hechmer according to substantially the same investment strategy used to manage the International Fund. THE HISTORICAL PERFORMANCE OF THE PORTFOLIO MANAGER COMPOSITE MAY SERVE AS A MORE RELEVANT INDICATION OF THE INTERNATIONAL FUND'S FUTURE PERFORMANCE POTENTIAL.


The chart below illustrates annual fund calendar year returns for the European Fund, the International Fund and the Portfolio Manager Composite. Returns are shown for each of the past four years for the European Fund and for the Portfolio Manager Composite and for each of the past three years for the International Fund. The table below illustrates the average annual fund, Portfolio Manager Composite, and index returns for the one-year and since inception periods ended December 31, 2002. This information is intended to help you assess the variability of fund returns (and consequently, the potential rewards and risks of a fund investment). The information also shows how each Fund's performance compares with the returns of a broad measure of market performance and an index of funds with similar investment objectives.


Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

TOTAL RETURNS

             [PERFORMANCE GRAPH PROVIDES THE FOLLOWING INFORMATION]


                                           [TOTAL RETURN]
-----------------------------------------------------------------------------------------------------
                                                                                          [PORTFOLIO
                                                                                            MANAGER
                                                         [EUROPEAN]    [INTERNATIONAL]    COMPOSITE]
-----------------------------------------------------------------------------------------------------
[ 1999                                                      26.0%             N/A             29.4%]
[ 2000                                                      -5.6             -2.5             -2.8 ]
[ 2001                                                      -9.8            -26.5             -7.2 ]
[ 2002                                                     -20.0            -12.8              0.5 ]



During the four years ended December 31, 2002, the European Fund's highest and lowest calendar quarter returns were 20.30% and -23.43%, respectively, for the quarters ended 12/31/99 and 9/30/02.



During the three years ended December 31, 2002, the International Fund's highest and lowest calendar quarter returns were 19.42% and -19.48%, respectively, for the quarters ended 3/31/00 and 3/31/01.

                                                                   AVERAGE ANNUAL TOTAL
                                                                 RETURNS FOR THE PERIODS
------------------------------------------------------------------------------------------------
                                                                 ENDED DECEMBER 31, 2002
                                                                1 YEAR       SINCE INCEPTION
------------------------------------------------------------------------------------------------
European Fund (Inception May 29, 1998)
Class Returns Before Taxes:
  Class B                                                      -23.76%            -5.05%
  Class C                                                      -20.55             -4.68
  Class R                                                      -19.79             -3.76
  Class A (Offer)                                              -24.65             -5.23
------------------------------------------------------------------------------------------------
Class A (Offer) Returns After Taxes:
  After Taxes on Distributions                                 -24.94             -5.95
  After Taxes on Distributions and Sale of Shares              -15.14             -4.15
MSCI Europe 1X GD(1)                                           -18.09             -6.83
Lipper European Peer Group(1)                                  -17.43             -5.41
------------------------------------------------------------------------------------------------
International Fund (Inception December 20, 1999)
Class Returns Before Taxes:
  Class B                                                      -16.85%           -13.40%
  Class C                                                      -13.39            -12.52
  Class R                                                      -12.49            -11.63
  Class A (Offer)                                              -17.83            -13.46
------------------------------------------------------------------------------------------------
Class A (Offer) Returns After Taxes:
  After Taxes on Distributions                                 -17.83            -13.46
  After Taxes on Distributions and Sale of Shares              -10.95            -10.43
MSCI All Country World Free Index ex USA(1)                    -14.67            -16.45
Lipper International Peer Group(1)                             -13.83            -15.99
------------------------------------------------------------------------------------------------



(1) The Class A year-to-date return on net asset value as of 3/31/03 was -7.60% for the European Fund and -5.55% for the International Fund. Peer group returns reflect the performance of the Lipper European Fund Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper European Fund Category, and the Lipper International Fund Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper International Fund Category. Peer group returns assume reinvestment of dividends and do not reflect any applicable sales charges. The table also reflects the performance of the MSCI Europe Index. The MSCI Europe Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 14 European countries. The MSCI All Country World Free Index ex USA is a capitalization-weighted index of listed securities in 46 markets around the world including both developing and emerging markets, but excluding the U.S. Index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges, or other fees.



The total returns and yields are not necessarily indicative of future results. The performance of an investment company is the result of conditions in the securities markets, portfolio management and operating expenses. Although information such as that shown above is useful in reviewing a fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. In the absence of expense reimbursements for the European Fund and the International Fund, the Funds' total returns would have been reduced.


PORTFOLIO MANAGER COMPOSITE PERFORMANCE


                                     AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/02)
------------------------------------------------------------------------------------------------------------------------
                                                                                                     SINCE COMPOSITE
                                                              1-YEAR      2-YEARS      3-YEARS      INCEPTION (1/99)
------------------------------------------------------------------------------------------------------------------------
On Offer (with sales charge)                                   -5.28%       -6.25%       -5.10%            2.55%
On NAV (without sales charge)                                    .50        -3.43        -3.21             4.08
MSCI EAFE Index                                               -15.94       -18.74       -17.24            -7.89
------------------------------------------------------------------------------------------------------------------------


Portfolio Manager Performance. The table above presents the historic performance of Mr. Hechmer's International Value Equity (ADR) Composite (the "Portfolio Manager Composite"), adjusted to reflect the historical expenses of the International Fund's Class A shares. The Portfolio Manager Composite reflects all individually managed accounts (as of December 31, 2002, 21 accounts totaling $4.5 million) which have been managed by Mr. Hechmer according to substantially similar investment objectives and policies as the International Fund.


Performance results prior to March 19, 2001 represent the performance of Mr. Hechmer while employed at Palley-Needelman. Since such date, Mr. Hechmer has been employed by NWQ. The managed accounts reflected above are not subject to all of the same investment restrictions, investment inflows and outflows, and distribution requirements as the International Fund, which affect Fund performance. It is assumed that an investor paid a maximum Class A sales charge of

5.75%, and the Class A gross operating expenses of 2.13% for the most recently completed fiscal year (adjusted for current expenses) were deducted from the Composite's gross-of-fee returns. The chart would be different for a Class B, C or R investment because of their different sales charges and expenses, which are primarily differences in distribution and service expenses. The Composite's inception date is January, 1999. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance of companies in Europe, Australia and the Far East. As of April 2002, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Index returns assume reinvestment of all net dividends but do not include any brokerage commissions, sales charges or other fees. Net dividends reflect the deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. This chart does not represent past or future performance of the International Fund.



Investment Adviser. The International Fund and the European Fund are both managed by the Adviser. The Adviser is an affiliate of Nuveen Investments, LLC ("Nuveen"), which is also the principal underwriter of each Fund's shares. Nuveen is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Exchange Traded Funds. Nuveen and the Adviser are subsidiaries Nuveen Investments, Inc. which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property liability insurance through subsidiaries. The Adviser has overall responsibility for the management of the Funds. The Adviser oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services. The Adviser's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606.



The Adviser has selected NWQ Investment Management Company, LLC, 2049 Century Park East, 4th Floor, Los Angeles, California 90067, a wholly-owned subsidiary of the Adviser, as sub-adviser to manage the investment portfolio of the International Fund. Nuveen Investments, Inc. purchased NWQ on August 1, 2002. NWQ is organized as a member-managed limited liability company, and its sole managing member is Nuveen Investments, Inc.



NWQ formerly was an affiliate of Old Mutual (US) Holdings Inc. (and was acquired from its previous parent United Asset Management Corporation). NWQ has provided investment management services to institutions and high net worth individuals since 1982. NWQ managed approximately $6.8 billion in assets as of January 31, 2002. Paul J. Hechmer, Vice President and International Portfolio Manager of NWQ since March 2001, is the portfolio manager of the International Fund and has held such position since October 7, 2002. From August 1998 through March 2001, Mr. Hechmer served as Portfolio Manager and Senior Equity Analyst for Palley-Needelman's International Value Portfolios. From October 1996 through January 1998, Mr. Hechmer was Senior Equity Analyst (international) for Founders Asset Management.



The Adviser has selected Institutional Capital Corporation 225 West Wacker Drive, Chicago, Illinois 60606, as sub-adviser to manage the investment portfolio of the European Fund. Institutional Capital is an institutional investment management firm that was founded in 1970 and has approximately $10 billion in assets under management. Institutional Capital's investment management strategy and operating policies are set through a team approach, with all its investment professionals contributing. Institutional Capital currently maintains a staff of 14 investment professionals. Mr. Robert H. Lyon, President, owns shares representing 51% of its voting rights. In addition, Nuveen Investments, Inc. owns a 20% equity interest in Institutional Capital.



Advisory and Other Fees. The contractual advisory fees and total operating expenses of the International Fund are different from those of the European Fund. Pursuant to investment management agreements between the Adviser and the Trusts, the International Fund and the European Fund pay the Adviser annual management fees at the rates set forth below:


                               INTERNATIONAL FUND


-------------------------------------------------
AVERAGE DAILY NET ASSET VALUE      MANAGEMENT FEE
-------------------------------------------------
For the first $125 million             1.0500%
For the next $125 million              1.0375
For the next $250 million              1.0250
For the next $500 million              1.0125
For the next $1 billion                1.0000
For net assets over $2 billion          .9750
-------------------------------------------------

                                 EUROPEAN FUND


-------------------------------------------------
AVERAGE DAILY NET ASSET VALUE      MANAGEMENT FEE
-------------------------------------------------
For the first $125 million               .9500%
For the next $125 million                .9375
For the next $250 million                .9250
For the next $500 million                .9125
For the next $1 billion                  .9000
For net assets over $2 billion           .8750
-------------------------------------------------



For the fiscal year ended July 31, 2002, the International Fund paid the Adviser $261,365. For the fiscal year ended June 30, 2002, the Adviser waived its management fees with respect to the European Fund in the amount of $84,887. In addition, the Adviser reimbursed other expenses of the European Fund in the amount of $22,388. For a complete description of the advisory services provided to the Funds, see the International Fund and the European Fund Summaries in each Fund's Prospectus and the sections of each Fund's Prospectus and Statement of Additional Information entitled "Who Manages the Funds" and "Fund Manager and Sub-Advisers," respectively.


For the European Fund, the Adviser is currently voluntarily waiving some or all of its fees or reimbursing certain expenses. Before these waivers/reimbursements, the gross operating expenses of the International Fund were lower for the most recent fiscal year than those of the European Fund; however, after the waivers/reimbursements the net operating expenses of the European Fund were lower for the most recent fiscal year than those of the International Fund. There can be no assurance that such waivers or reimbursements will continue for the European Fund if the Reorganization is not completed. Nevertheless, the net operating expenses of the combined fund are expected to be modestly higher than those of the European Fund.

The European Fund and the International Fund have adopted similar distribution and service plans (the "Distribution and Service Plans") pursuant to Rule 12b-1 under the 1940 Act. Each Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will all be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.


The distribution fee applicable to Class B Shares and Class C Shares under each Fund's Plan will be payable to compensate Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Funds, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees of each Fund.



The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers, including Nuveen, in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.



Each Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan as applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a distribution fee which constitutes an asset-based sales charge whose purpose is the same as an up-front sales charge and up to .25 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a service fee under the Plan as applicable to such classes. For a complete description of these arrangements with respect to the International Fund, see the sections of the International Fund's Prospectus and Statement of Additional Information entitled "What Share Classes We Offer" and "Distribution and Service Plans," respectively.

The table below sets forth (i) the fees and expenses paid by the European Fund and the International Fund during each Fund's most recently completed fiscal year, including certain adjustments set forth below and (ii) pro forma expenses for the combined fund as if the Reorganization occurred on January 31, 2003. The example below is intended to help you compare the cost of investing in the European Fund with the cost of investing in the International Fund and the pro forma cost of investing in the combined fund. The example assumes you invest $10,000 in a fund for the time period indicated and then either redeem or do not redeem your shares at the end of the period. The example assumes that your investment has a 5% return each year and that a fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.


                            EXPENSE COMPARISON TABLE


------------------------------------------------------------------------------------------------------------------
                                                             EUROPEAN       INTERNATIONAL           PRO-FORMA
                                                                 FUND                FUND             FUND(1)
------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES(2)
(Paid Directly From Your Investment)
Maximum Sales Charge Imposed on Purchases:
  Class A.............................................           5.75%(3)            5.75%(3)            5.75%(3)
  Class B.............................................           None                None                None
  Class C.............................................           None                None                None
  Class R.............................................           None                None                None
Deferred Sales Charge(4):
  Class A.............................................           None(3)             None(3)             None(3)
  Class B.............................................              5%(5)               5%(5)               5%(5)
  Class C.............................................              1%(6)               1%(6)               1%(6)
  Class R.............................................           None                None                None
Redemption Fee(7):
  Class A.............................................              2%                  2%                  2%
  Class B.............................................              2%                  2%                  2%
  Class C.............................................              2%                  2%                  2%
  Class R.............................................              2%                  2%                  2%
ANNUAL FUND OPERATING EXPENSES(8)
Management Fees (all classes):
  Class A.............................................            .95%               1.05%               1.05%
  Class B.............................................            .95                1.05                1.05
  Class C.............................................            .95                1.05                1.05
  Class R.............................................            .95                1.05                1.05
Distribution and Service (12b-1) Fees:
  Class A.............................................            .25%                .25%                .25%
  Class B.............................................           1.00                1.00                1.00
  Class C.............................................           1.00                1.00                1.00
  Class R.............................................             --                  --                  --
Other Expenses (administrative, shareholder servicing
  and other expenses)(9):
  Class A.............................................           1.77%                .83%                .74%
  Class B.............................................           1.77                 .83                 .74
  Class C.............................................           1.77                 .83                 .74
  Class R.............................................           1.77                 .83                 .74
Total Gross Fund Operating Expenses(10)(11) (before
  waivers and reimbursements):
  Class A.............................................           2.97%               2.13%               2.04%
  Class B.............................................           3.72                2.88                2.79
  Class C.............................................           3.72                2.88                2.79
  Class R.............................................           2.72                1.88                1.79
EXPENSE EXAMPLE OF TOTAL OPERATING EXPENSES
ASSUMING REDEMPTION AT THE END OF THE PERIOD/NO
  REDEMPTION
One Year:
  Class A.............................................      $858/$858           $779/$779           $743/$743
  Class B.............................................        774/374             691/291             653/253
  Class C.............................................        374/374             291/291             253/253
  Class R.............................................        275/275             191/191             153/153
Three Years:
  Class A.............................................  $1,441/$1,441       $1,204/$1,204       $1,151/$1,151
  Class B.............................................    1,438/1,138           1,192/892           1,138/838
  Class C.............................................    1,138/1,138             892/892             838/838
  Class R.............................................        844/844             591/591             535/535
Five Years:
  Class A.............................................  $2,047/$2,047       $1,653/$1,653       $1,585/$1,585
  Class B.............................................    2,020/1,920         1,618/1,518         1,549/1,449
  Class C.............................................    1,920/1,920         1,518/1,518         1,449/1,449
  Class R.............................................    1,440/1,440         1,016/1,016             943/943
Ten Years:
  Class A.............................................  $3,675/$3,675       $2,895/$2,895       $2,786/$2,786
  Class B.............................................    3,804/3,804         3,027/3,027         2,918/2,918
  Class C.............................................    3,967/3,967         3,204/3,204         3,098/3,098
  Class R.............................................    3,051/3,051         2,201/2,201         2,081/2,081
------------------------------------------------------------------------------------------------------------------

Notes to Expense Comparison Table


(1) The Pro Forma Fund column reflects expenses estimated to be paid on new shares purchased from the combined fund as if the Reorganization occurred on January 31, 2003.


(2) As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

(3) Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase.

(4) As a percentage of lesser of purchase or redemption proceeds.

(5) Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth, and 1% during the sixth year.

(6) Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.


(7) As a percentage of total redemption or exchange proceeds. Each Fund imposes a redemption fee on shares that are redeemed or exchanged within 90 days of acquisition by a Market Timer (as defined herein).



(8) Long-term holders of Class B and C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.



(9) Other expenses have been adjusted to reflect current fees as if they had been in effect during the previous fiscal year. The European Fund and the International Fund are expected to be subject to higher other expenses for the current fiscal year than the previous fiscal year.



(10) The Total Gross Fund Operating Expenses provided in the table above do not reflect expense waivers and reimbursements paid by NIAC. Such waivers and reimbursements for the previous fiscal year were .07% of net assets for all classes of the International Fund and 1.10%, 1.27%, 1.38% and 1.21% of net assets for the Class A, Class B, Class C and Class R Shares of the European Fund, respectively. The following table provides the Total Net Fund Operating Expenses had each Fund's current expenses been in effect during the previous fiscal year (as provided in Footnote 8, above). The table also provides the waivers and reimbursements that NIAC would have paid each Fund based on current Fund expenses, assuming the Funds' current expense reimbursement policy had been in place during the previous fiscal year. The table also sets forth estimates of the pro forma expense waivers and reimbursements and the Total Net Fund Operating Expenses of the combined fund as of January 31, 2003, assuming the waivers by NIAC noted in footnote
     11. Expense waivers and reimbursements may fluctuate and may be discontinued at any time.



                   AFTER EXPENSE WAIVERS AND REIMBURSEMENTS*



    ---------------------------------------------------------------------------------------------------
                                                                 EUROPEAN    INTERNATIONAL    PRO FORMA
                                                                     FUND             FUND         FUND
    ---------------------------------------------------------------------------------------------------
    Expense Waivers and Reimbursements:
      Class A                                                     -1.42%         -.38%           -.29%
      Class B                                                     -1.42          -.38            -.29
      Class C                                                     -1.42          -.38            -.29
      Class R                                                     -1.42          -.38            -.29
    Total Net Fund Operating Expenses
      (after waivers and reimbursements):
      Class A                                                      1.55%         1.75%           1.75%
      Class B                                                      2.30          2.50            2.50
      Class C                                                      2.30          2.50            2.50
      Class R                                                      1.30          1.50            1.50
    ---------------------------------------------------------------------------------------------------



  * Expense waivers and reimbursement levels reflect a voluntary commitment by NIAC to limit fees and expenses in order to prevent Total Operating Expenses (excluding 12b-1 service and distribution fees and extraordinary expenses) from exceeding 1.30% for the European Fund and 1.50% for the International Fund. Expense waivers and reimbursements may fluctuate and may be discontinued at any time.



(11) If the Reorganization is consummated, NIAC has committed to waive its fees and limit the expenses of the International Fund to the extent necessary to keep its total expenses (excluding any 12b-1 service and distribution fees and extraordinary expenses) from exceeding 1.50% of its average daily net assets through July 31, 2004.


Distribution Purchase, Valuation, Redemption and Exchange of Shares. The International Fund and the European Fund offer four (4) classes of shares. The Class A shares of the International Fund and the European Fund are subject to same initial sales charge and a 0.25% annual service fee. The following Class A sales charges and commissions apply to the International Fund and the European Fund.

                      INTERNATIONAL FUND AND EUROPEAN FUND
                     CLASS A SALES CHARGES AND COMMISSIONS

                                                                                                       AUTHORIZED
                                                                                                         DEALER
                                                                      SALES CHARGE                     COMMISSION
                                                           -----------------------------------       --------------
                                                           AS % OF PUBLIC        AS % OF YOUR        AS % OF PUBLIC
PURCHASE AMOUNT                                            OFFERING PRICE       NET INVESTMENT       OFFERING PRICE
-------------------------------------------------------------------------------------------------------------------
Less than $50,000                                               5.75%                6.10%                5.00%
$50,000 but less than $100,000                                  4.50                 4.71                 4.00
$100,000 but less than $250,000                                 3.75                 3.90                 3.25
$250,000 but less than $500,000                                 2.75                 2.83                 2.50
$500,000 but less than $1,000,000                               2.00                 2.04                 1.75
$1,000,000 and over                                               --(1)                 -(1)                --(1)
-------------------------------------------------------------------------------------------------------------------


(1) You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers a commission equal to the sum of 1.00% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the authorized dealer waived the commission, you may be assessed a CDSC of 1.00% if you redeem your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or your redemption proceeds. You do not have to pay a CDSC on any Class A shares you purchase by reinvesting dividends.


The initial sales charge applicable to Class A shares of the International Fund will be waived for Class A shares acquired in the Reorganization. Any subsequent purchases of Class A shares of the International Fund after the Reorganization will be subject to the initial sales charge, excluding Class A shares purchased through the dividend reinvestment plan.


The Class B and Class C shares of the International Fund and the European Fund do not incur a sales charge when purchased, but each are subject to a .25% annual service fee and an annual distribution fee of .75%, respectively. Class B shares are also subject to a CDSC of 5% if redeemed within the first year after purchase. The CDSC charged decreases the longer the shares are held and is not charged with respect to redemptions six years or more after purchase. Class C shares are subject to a CDSC of 1.00% if redeemed within the first year after purchase.



Class R shares of the International Fund and the European Fund have no sales charges or ongoing fees. For a complete description of the Class A, B, C and R shares, see the sections of each Fund's Prospectus and Statement of Additional Information entitled "Section 3 -- How You Can Buy and Sell Shares" and "Additional Information on the Purchase and Redemption of Fund Shares," respectively.


No contingent deferred sales charge will be imposed on Class B shares or Class C shares of the European Fund in connection with the Reorganization. The holding period and conversion period for Class B shares and Class C shares of the International Fund received in connection with the Reorganization will be measured from the earlier of the time (i) the holder purchased such shares from the European Fund or (ii) the holder purchased such shares from any other Nuveen fund and subsequently exchanged them for shares of the European Fund.


Shares of the International Fund and the European Fund may be purchased through a financial adviser, by check, by electronic transfer, and by exchange from certain other open-end mutual funds distributed by Nuveen. For a complete description regarding purchase of shares and exchange of shares of the International Fund and the European Fund, see the sections of each Fund's Prospectus and Statement of Additional Information entitled "Section 3 -- How You Can Buy and Sell Shares" and "Additional Information on the Purchase and Redemption of Fund Shares," respectively.



Shares of the International Fund and the European Fund properly presented for redemption may be redeemed or exchanged at the next determined net asset value per share (subject to any applicable deferred sales charge or redemption fee). Shares of either the International Fund or the European Fund may be redeemed or exchanged through a financial adviser by mail or by special redemption privileges (telephone exchange, telephone redemption, by check or by electronic transfer). If any shares of the International Fund or the European Fund were purchased less than 15 days prior to your request, the Funds do not mail the redemption proceeds until the check for the purchase has cleared, which can take up to 15 days. In addition, the International Fund and the European Fund may suspend redemptions or delay payment on redemptions for more than seven days (three days for street name accounts) in certain extraordinary circumstances as described in the Funds' Statement of Additional Information. In order to limit excessive exchange activity and in other circumstances where the Adviser believes doing so would be in the best interests of a Fund, the International Fund and the European Fund reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders are notified in the event this happens to the extent required by law.



The European Fund and the International Fund assess a 2% fee on the proceeds of fund shares redeemed or exchanged by a Market Timer (as defined below) within 90 days of acquisition (i.e., through purchase or exchange). The redemption fee will be retained from redemption or exchange proceeds and paid directly to the applicable Fund. The fee is intended to offset the trading costs and fund operating expenses associated with frequent trading. When a Market Timer redeems or exchanges shares of a Fund subject to the redemption fee, the Fund will first redeem any shares that are not subject to the redemption fee, and then redeem the shares owned for the longest period of time, unless asked to redeem shares in a different order.

You may be deemed a "Market Timer" if you: (i) redeem out of any Nuveen fund within 30 days of purchase or exchange; or (ii) exchange out of any Nuveen fund within 30 days of purchase or exchange; or (iii) otherwise engage in a trading pattern deemed to be adverse to a Nuveen fund's operations. In the event you are considered a Market Timer, you will receive written notice of such status and will be required to place all subsequent trades directly with Nuveen. In addition to the assessment of a redemption fee, the each Fund imposes certain other restrictions on trading activities by Market Timers. See the Statement of Additional Information for each Fund for a complete description of these restrictions.



No further purchases of the shares of the European Fund may be made after the date on which the shareholders of the European Fund approve the Reorganization, and the stock transfer books of the European Fund will be permanently closed as of the date of Closing. Only redemption requests and transfer instructions received in proper form by the close of business on the day prior to the date of Closing will be fulfilled by the European Fund. Redemption requests or transfer instructions received by the European Fund after that date will be treated by the Fund as requests for the redemption or instructions for transfer of the shares of the International Fund credited to the accounts of the shareholders of the European Fund. Redemption requests or transfer instructions received by the European Fund after the close of business on the day prior to the date of Closing will be forwarded to the International Fund. For a complete description of the redemption arrangements for the Funds, see the sections of each Fund's Prospectus entitled "Investing in the Funds -- How to Sell Fund Shares."


Capitalization. The following table sets forth the capitalization of the European Fund and the International Fund as of January 31, 2003, and the pro forma capitalization of the combined fund as if the Reorganization had occurred on that date. These numbers may differ at the time of Closing.


            CAPITALIZATION TABLE AS OF JANUARY 31, 2003 (UNAUDITED)



---------------------------------------------------------------------------------------------------------
                                                                 EUROPEAN    INTERNATIONAL      PRO FORMA
                                                                     FUND             FUND        FUND(1)
---------------------------------------------------------------------------------------------------------
NET ASSETS
    Class A shares                                            $   979,211     $ 3,371,125     $ 4,350,336
    Class B shares                                              1,383,026       2,223,478       3,606,504
    Class C shares                                                263,865       3,700,515       3,964,380
    Class R shares                                              3,194,732       8,130,988      11,325,720
                                                              -----------     -----------     -----------
         Total                                                  5,820,834      17,426,106      23,246,940
                                                              ===========     ===========     ===========
SHARES OUTSTANDING
    Class A shares                                                 69,988         249,170         321,543
    Class B shares                                                 99,430         168,190         272,806
    Class C shares                                                 18,970         279,931         299,891
    Class R shares                                                228,161         596,420         830,810
                                                              -----------     -----------     -----------
         Total                                                    416,549       1,293,711       1,725,050
                                                              ===========     ===========     ===========
NET ASSET VALUE PER SHARE
    Class A shares                                            $     13.99     $     13.53     $     13.53
    Class B shares                                                  13.91           13.22           13.22
    Class C shares                                                  13.91           13.22           13.22
    Class R shares                                                  14.00           13.63           13.63
SHARES AUTHORIZED
    Class A shares                                              Unlimited       Unlimited       Unlimited
    Class B shares                                              Unlimited       Unlimited       Unlimited
    Class C shares                                              Unlimited       Unlimited       Unlimited
    Class R shares                                              Unlimited       Unlimited       Unlimited
---------------------------------------------------------------------------------------------------------


(1) The pro forma figures reflect the effect of the Reorganization.


Further Information. Additional information concerning the International Fund is contained in this Prospectus/Proxy Statement and in the accompanying International Fund Prospectus. Further information concerning European Fund can also be found in the European Fund Prospectus. The cover page describes how you may obtain further information.

B. RISK FACTORS

Because the investment policies of the International Fund and the European Fund are very similar, the risks of investing in the Funds are similar. The risks associated with owning shares of the International Fund are described below.

SIMILARITIES OF RISKS


The European Fund is similar to the International Fund in its philosophy, investment policies and day-to-day portfolio management. The primary difference between the Funds is that the European Fund invests in equity securities of European issuers and the International Fund invests substantially all of its assets in equity securities issued worldwide. In addition, the investment objectives of the Funds differ to some extent. The International Fund seeks to provide long-term capital appreciation while the European Fund seeks to provide over time a superior total return (income plus capital appreciation) with moderated risk.


Risk is inherent in all investing. Investing in a mutual fund -- even the most conservative -- involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the International Fund. Because of these and other risks, you should consider an investment in the International Fund to be a long-term investment.

Market risk: As a mutual fund investing all or a portion of its assets in stocks, the International Fund is subject to market risk. Market risk is the risk that a particular stock, a fund, an industry, or stocks in general may fall in value. The value of your investment in the International Fund will go up and down with the prices of the securities in which the International Fund invests. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer's products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions and market liquidity.

Foreign investment risk: Securities of foreign issuers present risks beyond those of domestic securities. The prices of foreign securities can be more volatile than U.S. stocks due to such factors as political, social and economic developments abroad, the differences between the regulations to which U.S. and foreign issuers and markets are subject, the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Other risks include the following:

- Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

- Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

- Foreign markets may be less liquid and more volatile than U.S. markets.


- Foreign securities often trade in currencies other than the U.S. dollar. Changes in currency exchange rates may affect a fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in a fund's foreign currency holdings.



Emerging markets risk: The International Fund may invest a portion of its assets in companies located in emerging markets. Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened by investing in emerging markets countries. The International Fund does not currently have any investments in companies located in any emerging markets and has no present intention to make such investments.


Although the following risk factors are not principal risks, they may still affect your investment in the International Fund.

Inflation risk: Like all mutual funds, the International Fund is subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the International Fund's assets can decline as can the value of the International Fund's distributions.

Correlation risk: The U.S. and foreign equity markets often rise and fall at different times or by different amounts due to economic or other developments particular to a given country or region. This phenomenon would tend to lower the overall price volatility of a portfolio that included both U.S. and foreign stocks. Sometimes, however, global trends will cause the U.S. and foreign markets to move in the same direction, reducing or eliminating the risk reduction benefit of international investing.

DIFFERENCES IN RISKS

The International Fund and the European Fund do engage in some dissimilar investment practices. To the extent that the investment practices of the Funds differ, the risks associated with an investment in the International Fund are different from the risks associated with an investment in the European Fund. An investment in the International Fund may not be appropriate for all European Fund shareholders. For a complete description of the risks of an investment in the International Fund or the European Fund, see the sections in each Fund's Prospectus entitled "Risk Factors."

The differences between the Funds' investment objectives and policies result in slightly differing risks. Both Funds' investment objectives include seeking capital appreciation but the European Fund also seeks income with moderated risk. The European Fund's focus on income with moderated risk may indicate that the International Fund may be subject to more market risk than the European Fund. Also, the International Fund is able to invest up to 20% of its assets in companies located in emerging market countries while the European Fund is not permitted to invest in such companies. Such companies are generally more volatile and subject to more market risk than companies located in developed countries. Lastly, the European Fund focuses on well-known, established large capitalization stocks while the International Fund applies a multi-cap approach, resulting in an increased likelihood that the International Fund will hold more small and mid-capitalization companies. As a result, the International Fund may be subject to more market risk than the European Fund. However, the greater geographic diversity of the International Fund may result in reduced market risk for European Fund shareholders in that increased diversity generally reduces market risk.

C. THE PROPOSED REORGANIZATION

The material features of the Agreement are summarized below. This summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Agreement attached as Appendix I to this Prospectus/Proxy Statement.

TERMS OF THE AGREEMENT


Pursuant to the Agreement, the International Fund, a series of NIT II, will acquire all of the assets and the liabilities of the European Fund, a series of NIT, on the date of the Closing in consideration for Class A, B, C and R shares of the International Fund.



Subject to the European Fund's shareholders approving the Reorganization, the Closing will occur after the close of business on June 13, 2003 or such later date as soon as practicable thereafter as the International Fund and the European Fund may mutually agree.



On the date of the Closing, the European Fund will transfer to the International Fund all of its assets and liabilities. The International Fund will in turn transfer to the European Fund a number of its Class A, B, C and R shares equal in value to the value of the net assets of the European Fund transferred to the International Fund as of the date of the Closing, as determined in accordance with the valuation method described in the International Fund's then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the International Fund and the European Fund may individually distribute on or before the Closing all or substantially all of their respective undistributed net investment income (including net capital gains) as of such date.


The European Fund will distribute in complete liquidation the Class A, B, C and R shares of the International Fund to the shareholders of the respective class of the European Fund promptly after the Closing and then will be liquidated, dissolved and terminated as a series of NIT in accordance with NIT's Declaration of Trust.

The European Fund has made certain standard representations and warranties to the International Fund regarding its capitalization, status and conduct of business.

The obligations of the parties to the Agreement are conditioned upon, among other things:

        A. the approval of the Reorganization by shareholders of the European Fund;

        B. the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Agreement;

        C. the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

        D. the truth in all material respects as of the Closing of the representations and warranties of the parties and performance and compliance in all material respects with the parties' agreements, obligations and covenants required by the Agreement;

        E. the effectiveness under applicable law of the registration statement of the International Fund of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

        F. the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganization for federal income tax purposes.

The Agreement may be terminated or amended or conditions may be waived with respect to a Reorganization by the mutual consent of the parties either before or after approval thereof by the shareholders of the European Fund, provided that no such amendment after such approval shall be made if it would have a material adverse affect on the interests of the European Fund's shareholders. The Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to Closing.

The Board recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the European Fund and that the interests of existing shareholders will not be diluted as a result of consummation of the proposed Reorganization.

DESCRIPTION OF SECURITIES TO BE ISSUED

Shares of Beneficial Interest. Beneficial interests in the International Fund being offered hereby are represented by transferable Class A, B, C and R shares, par value $0.01 per share. The Declaration of Trust of NIT II permits the trustees, as they deem necessary or desirable, subject to compliance with the 1940 Act, to further subdivide the shares of the International Fund into one or more other classes of shares.

Voting Rights of Shareholders. Holders of shares of the International Fund are entitled to one vote per share on matters as to which they are entitled to vote; however, separate votes generally are taken by each series on matters affecting an individual series. NIT II currently has two other series, and the trustees may, as they deem necessary or desirable, create additional series from time to time.


The International Fund operates as a series of NIT II, an open-end management investment company registered with the SEC under the 1940 Act. In addition to the specific voting rights described above, shareholders of the International Fund are entitled, under current law, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions. Moreover, under the 1940 Act, shareholders owning not less than 10% of the outstanding shares of the Trust may request that the board of trustees call a shareholders' meeting for the purpose of voting upon the removal of one or more trustees.


CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS; SHARE CERTIFICATES

If the Reorganization is approved, the International Fund will establish an account for each European Fund's shareholder containing the appropriate number of shares of the appropriate class of the International Fund. The shareholder services and shareholder programs of the International Fund and the European Fund are substantially identical. Shareholders of the European Fund who are accumulating shares of the European Fund under the dividend reinvestment plan, or who are receiving payment under the systematic withdrawal plan with respect to shares of the European Fund, will retain the same rights and privileges after the Reorganization in connection with the International Fund Class A, B, C or R shares received in the Reorganization through substantially identical plans maintained by the International Fund. State Street Bank and Trust ("State Street"), custodian for the European Fund, serves as the custodian for the assets of the International Fund. No certificates for International Fund shares will be issued as part of the Reorganization except upon request to the International Fund's transfer agent, Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES


The following is a general discussion of the material federal income tax consequences of the Reorganization to shareholders of the European Fund and shareholders of the International Fund. The discussion set forth below is for general information only and may not apply to a holder subject to special treatment under the Internal Revenue Code of 1986, as amended (the "Code"), such as a holder that is a bank, an insurance company, a dealer in securities, a tax-exempt organization, or a foreign person, or that acquired its Class A, B, C or R shares of the European Fund pursuant to the exercise of employee stock options or otherwise as compensation. It is based upon the Code, legislative history, Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the "Service") and other relevant authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly on a retroactive basis). This summary is limited to shareholders who hold their European Fund shares as capital assets. No advance rulings have been or will be sought from the Service regarding any matter discussed in this Prospectus/Proxy Statement. Accordingly, no assurances can be given that the Service could not successfully challenge the intended federal income tax treatment described below. Shareholders should consult their own tax advisers to determine the specific federal income tax consequences of all transactions relating to the Reorganization, as well as the effects of state, local and foreign tax laws and possible changes to the tax laws.

The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Code. It is a condition to the Closing of the Reorganization that NIT and the European Fund receive an opinion from Chapman and Cutler substantially to the effect that for federal income tax purposes:

        A. The acquisition by the International Fund of the assets of the European Fund in exchange solely for Class A, B, C and R shares of the International Fund and the assumption by the International Fund of the liabilities of the European Fund will qualify as tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Code.

        B. No gain or loss will be recognized by the European Fund or the International Fund upon the transfer to the International Fund of the assets of the European Fund in exchange solely for the Class A, B, C and R shares of the International Fund and the assumption by the International Fund of the liabilities of the European Fund.

        C. The International Fund's basis in the European Fund's assets received in the Reorganization will equal the basis of such assets in the hands of the European Fund immediately prior to the transfer, and the International Fund's holding period of such assets will, in each instance, include the period during which the assets were held by the European Fund.

        D. No gain or loss will be recognized by the shareholders of the European Fund upon the exchange of their shares of the European Fund for the Class A, B, C and R shares of the International Fund.

        E. The aggregate tax basis in the Class A, B, C and R shares of the International Fund received by the shareholders of the European Fund will be the same as the aggregate tax basis of the shares of the European Fund surrendered in exchange therefor.

        F. The holding period of the Class A, B, C and R shares of the International Fund received by the shareholders of the European Fund will include the holding period of the shares of the European Fund surrendered in exchange therefor provided such surrendered shares of the European Fund are held as capital assets by such shareholder.

In rendering its opinions, Chapman and Cutler will rely upon certain representations of the management of the International Fund and the European Fund and assume that the Reorganization will be consummated as described in the Agreement and that redemptions of shares of the European Fund occurring prior to the Closing and post-Closing redemption of shares of the International Fund that are received in the Reorganization will consist solely of redemptions in the ordinary course of business.

The International Fund intends to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the European Fund and its shareholders.

EXPENSES

Because the benefits of the Reorganization are anticipated to accrue almost exclusively to shareholders of the European Fund, the European Fund will pay all of the costs associated with the Reorganization. However, because the Fund's investment advisor, NIAC, currently reimburses additional operating expenses above 1.30% (excluding 12b-1 service and distribution fees) for the European Fund, NIAC will effectively bear the full cost of the Reorganization. The Trustees of the European Fund believe that these costs will be more than offset over time by the anticipated lower gross operating costs of the International Fund after the Reorganization. Management of the European Fund estimates that expenses for the Reorganization will equal approximately $130,000. The European Fund has engaged D. F. King to assist in the solicitation of proxies at an estimated cost of $2,500 plus reasonable expenses that will be paid by the European Fund.

The trustees have determined that the foregoing arrangement with respect to expenses is fair and reasonable.

RIGHTS OF SHAREHOLDERS


Both of the Funds are open-end diversified management companies organized as series of Massachusetts business trusts with substantially similar organizational documents. As a result, there are no material differences in the rights of shareholders.


LEGAL MATTERS

Certain legal matters concerning the Funds and their participation in the Reorganization, the federal income tax consequences of the Reorganization and the issuance of Class A, B, C and R shares of the International Fund will be passed on by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60606. Chapman and Cutler may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP, Boston, Massachusetts.

FINANCIAL STATEMENTS


For condensed financial information for the European Fund and the International Fund, see "Financial Highlights" in the European Fund's Prospectus and the International Fund Prospectus attached to this Prospectus/Proxy Statement.


In addition, incorporated by reference in their respective entireties are the unaudited financial statements for the six months ended December 31, 2002 and January 31, 2003 and the audited financial statements for the fiscal year ended June 30, 2002 and July 31, 2002 for the European Fund and the International Fund, respectively.

INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION


This Prospectus/Proxy Statement and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual and semi-annual reports which the Funds have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number for the registration statement containing the current Prospectus and Statement of Additional Information for International Fund is Registration No. 811-08333. Such Prospectus and Statement of Additional Information are incorporated herein by reference. The SEC file number for the registration statement containing the current Prospectus and Statement of Additional Information for European Fund is Registration No. 811-07619. Such Prospectus and Statement of Additional Information are incorporated herein by reference.



The Funds are subject to the informational requirements of the Securities and Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds (including the Registration Statement relating to the International Fund on Form N-14 of which this Prospectus/Proxy Statement is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549 at the prescribed rates. The SEC maintains a Web site at http://www.sec.gov that contains information regarding the Funds and other registrants that file electronically with the SEC.


D. RECOMMENDATION OF THE BOARD


The trustees of the European Fund have unanimously approved the Agreement and have determined that participation in the Reorganization is in the best interests of the European Fund and its shareholders. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSED AGREEMENT AND THE REORGANIZATION.

                               OTHER INFORMATION

A. SHAREHOLDERS OF THE INTERNATIONAL FUND AND THE EUROPEAN FUND


As of March 31, 2003, the trustees and officers of the International Fund as a group own less than 1% of the shares of each class of the International Fund. The following table sets forth the percentage of each person who, as of April 9, 2003, owns of record, or is known by the Fund to own of record or beneficially, 5% or more of any class of shares of the International Fund.



--------------------------------------------------------------------------------------------
CLASS   NAME AND ADDRESS OF OWNER                                    PERCENTAGE OF OWNERSHIP
--------------------------------------------------------------------------------------------
 A      Merrill Lynch, Pierce, Fenner & Smith                                         51.85%
        For its customers
        Attn: Fund Administration
        4800 Deer Lake Dr E Floor 3
        Jacksonville, FL 32246-6484
 B      Merrill Lynch, Pierce, Fenner & Smith                                         46.27%
        For its customers
        Attn: Fund Administration
        4800 Deer Lake Dr E Floor 3
        Jacksonville, FL 32246-6484
 C      Merrill Lynch, Pierce, Fenner & Smith                                         80.25%
        For its customers
        Attn: Fund Administration
        4800 Deer Lake Dr E Floor 3
        Jacksonville, FL 32246-6484
 R      American Express Trust Co                                                     11.53%
        Amer Exp Trust Ret Ser Pl
        U/A 07/01/89
        C/O Pat Brown
        P.O. Box 50534 AXP Financial Center
        Minneapolis, MN 55405-0534
        Nuveen Investments, Inc                                                       81.99%
        National Growth R Seed Money A
        333 W Wacker Drive
        Chicago, IL 60606-1220



At the close of business on April 9, 2003, the record date with respect to the Special Meeting of shareholders of the European Fund, there were 67,885 Class A shares, 94,043 Class B shares, 19,002 Class C shares and 225,853 Class R shares of the European Fund. As of March 31, 2003, the trustees and officers of the European Fund as a group own less than 1% of the outstanding shares of Classes A, B and C of the European Fund, and as a group owned 5.68% of the Class R Shares of the European Fund. The following table sets forth the percentage of each person who, as of April 9, 2003, owns of record, or is known by the Fund to own of record or beneficially, 5% or more of any class of shares of the European Fund. The table also sets forth the pro forma percentages of the International Fund shares that would have been owned by such parties if the Reorganization had occurred on April 9, 2003. These amounts may differ at the time of closing.



-----------------------------------------------------------------------------------------------------------------
                                                                                                        PRO FORMA
                                                                                                    PERCENTAGE OF
                                                                                                     OWNERSHIP OF
                                                                                                    EACH CLASS OF
                                                                     PERCENTAGE OF OWNERSHIP   INTERNATIONAL FUND
                                                                            OF EACH CLASS OF         SHARES AFTER
CLASS   NAME AND ADDRESS OF OWNER                                          THE EUROPEAN FUND       REORGANIZATION
-----------------------------------------------------------------------------------------------------------------
 A      Painewebber for the benefit of                                                13.24%                3.47%
        Lerner Realty, L.P.
        A California Limited Partnership
        1301 Calle Durazno
        Thousand Oaks, CA 91360-6711
        Merrill Lynch, Pierce, Fenner & Smith                                         22.22%               44.09%
        For the sole benefit of its customers
        Attn: Fund Administration
        4800 Deer Lake Dr E Floor 3
        Jacksonville, FL 32246-6484

-----------------------------------------------------------------------------------------------------------------
                                                                                                        PRO FORMA
                                                                                                    PERCENTAGE OF
                                                                                                     OWNERSHIP OF
                                                                                                    EACH CLASS OF
                                                                     PERCENTAGE OF OWNERSHIP   INTERNATIONAL FUND
                                                                            OF EACH CLASS OF         SHARES AFTER
CLASS   NAME AND ADDRESS OF OWNER                                          THE EUROPEAN FUND       REORGANIZATION
-----------------------------------------------------------------------------------------------------------------
 B      Merrill Lynch, Pierce, Fenner & Smith                                         27.08%               38.80%
        For the benefit of its customers
        Attn: Fund Administration
        4800 Deer Lake Dr E Floor 3
        Jacksonville, FL 32246-6484
        James W Clause and Alexa E Clause                                              6.01%                2.34%
        UA 011492 Clause Fam Trust
        79920 Horseshoe Road
        La Quinta, CA 92253-4309
 C      UBS Paine Webber Incorporated                                                  7.72%                0.57%
        For Benefit Of: Sue H Doleys
        2094 Royal Fern Lane
        260768216
        1000 Harborside Blvd
        Weehawken, NJ
        Merrill Lynch, Pierce, Fenner & Smith                                         23.59%               76.10%
        For the benefit of its customers
        Attn: Fund Administration
        4800 Deer Lake Dr E Floor 3
        Jacksonville, FL 32246-6484
        Dean Witter Reynolds Cust For                                                  9.45%                0.69%
        Charles G Clark C O Tyson Foods
        P.O. Box 250 Church Street Station
        New York, NY 10008-0250
        Frank Corigliano                                                               5.42%                0.40%
        8 Harvest Court
        Flemington, NJ 08822-1912
        USBancorp Piper Jaffray                                                        8.06%                0.59%
        A C 7468-0711
        U S Bancorp Center
        800 Nicollet Mall
        Minneapolis, MN 55402-7000
        Nuveen Institutional Advisory C                                                6.58%                0.48%
        Attn: Joy Tyburk
        333 W Wacker Drive Floor 33
        Chicago, IL 60606-1220
 R      Nuveen Institutional Advisory Corp                                            61.99%               17.73%
        Nuveen European Value Cl R -- Seed M
        Attn: Joy Tyburk
        333 W Wacker Drive Floor 33
        Chicago, IL 60606-1220
        American Express Finl Adv Inc                                                 15.33%               12.62%
        C/O Pat Brown
        50534 AXP Financial Center
        Minneapolis, MN 55474-0505
        Timothy R Schwertfeger                                                         5.26%                1.50%
        And Gail Waller
        Jt Ten
        1442 N Dearborn Street
        Chicago, IL 60610-1506



As of April 9, 2003, NIAC owned approximately 35% of the European Fund and approximately 40% of the International Fund. As a result of its ownership, NIAC is deemed to control each Fund and has the ability to considerably affect the outcome of any matter submitted to shareholders.


B. SHAREHOLDER PROPOSALS


As a general matter, the International Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by state law or the 1940 Act. In the event the Reorganization is not consummated, the European Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by state law or the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the International Fund or the European Fund should send such proposal to the respective Fund at 333 West Wacker Drive,

Chicago, Illinois 60606. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

C. INFORMATION INCORPORATED BY REFERENCE


For more information with respect to the International Fund concerning the following topics, please refer to the current prospectus of the International Fund accompanying this Prospectus/Proxy Statement: (i) see the discussion "The Fund" and "How We Manage Your Money" for further information regarding the International Fund investment policies, performance and expenses; (ii) see the discussion "How We Manage Your Money -- Who Manages the Fund" for further information regarding management of the International Fund; and (iii) see the discussions "How You Can Buy and Sell Shares" and "General Information" for further information regarding share pricing, purchase and redemption of shares, dividends and distribution arrangements for the shares.



For more information with respect to the European Fund concerning the following topics, please refer to the European Fund's Prospectus as indicated: (i) see the discussion "The Fund" and "How We Manage Your Money" for further information regarding the European Fund investment policies, performance and expenses; (ii) see the discussion "How We Manage Your Money -- Who Manages the Funds" for further information regarding management of the European Fund; and (iii) see the discussions "How You Can Buy and Sell Shares" and "General Information" for further information regarding share pricing, purchase and redemption of shares, dividends and distribution arrangements for the shares.


D. MANAGEMENT'S DISCUSSION AND ANALYSIS OF PERFORMANCE


On October 7, 2002, shareholders of the International Fund voted to change the Fund's sub-adviser from Columbus Circle Investors to NWQ. A discussion of the International Fund's performance by Paul Hechmer, senior vice president of NWQ and the Fund's portfolio manager, taken from the Fund's Semiannual Report dated January 31, 2003 is set forth below. It is followed by a discussion of the performance of the Fund taken from its Annual Report to shareholders for the fiscal year ended June 30, 2002.



SEMIANNUAL REPORT DISCUSSION


The Nuveen NWQ International Value Fund features portfolio management by NWQ Investment Management Company, LLC (NWQ), a unit of Nuveen Investments, Inc. Founded in 1982, the firm took over management duties for the Fund in October 2002 from Columbus Circle Investors (CCI). Recently we spoke with Paul J. Hechmer, senior vice president of NWQ and the Fund's portfolio manager, about economic conditions and the Fund's performance over the reporting period.

Q. HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE SIX-MONTH PERIOD ENDED JANUARY 31, 2003?

A. Stock investors continued to face challenging market conditions for most of the period. Many of the factors influencing U.S. financial markets, such as weak economic recovery and geopolitical tensions, affected global markets as well. The still-sluggish U.S. economy began showing some signs of growth, thanks in part to low interest rates and strong consumer spending. Nevertheless, stock indexes around the world stayed at relatively low levels despite a short-lived rally late in 2002.

Q. HOW DID THE FUND PERFORM?


A. The accompanying table shows the total return for the Fund and relevant benchmarks for the twelve-months ended January 31, 2003.


   For the period, the Fund performed better than both the MSCI index and the Lipper International Funds index. While we are not pleased to have to report a negative total return for the one year period, we do take some satisfaction in significantly outperforming the Fund's relevant benchmarks in a very difficult market environment.

    Class A shares --
    One-Year Total Returns as of 1/31/03
    Nuveen NWQ International Value Fund /1/                        -10.94%
    MSCI EAFE Index /2/                                            -14.64%
    Lipper International Funds Index /3/                           -16.44%

       /1/ Performance figures are for Class A shares at net asset value as of January 31, 2003. Current performance may be less than the performance shown.

       /2/ The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The index consists of 21 developed market country indices. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

       /3/ The Lipper International Funds Index is a managed index that represents the average of the 30 largest funds in the Lipper International Fund category. The index returns assume reinvestment of dividends but do not include any brokerage commissions, sales charges or other fees. You cannot invest directly in an index.

Q. WHAT WAS YOUR MANAGEMENT STRATEGY FOR THE FUND SINCE TAKING IT OVER IN OCTOBER 2002?

A. Our core strategy is to try to buy very good companies at very attractive prices, usually resulting in a cautious, conservative approach. In general, we would rather earn a fair return on an investment rather than make a big bet on a security that offers higher return potential a long with a higher risk profile.


   We conduct thorough fundamental research to uncover companies that we believe are attractively valued and that we think have a catalyst that could help generate improved future performance. Through our research, we look at fundamental factors such as price-to-earnings, price-to-book, and price-to-cash-flow ratios. We also evaluate more qualitative criteria, such as a company's competitive position and the strength of its management team. Finally, we analyze the likely risks associated with all potential investments, seeking to diversify the portfolio across multiple countries and industry sectors. This process results in a portfolio of approximately 30 to 40 stocks that, in our opinion, represent very good investment opportunities for the Fund in the current market environment.


Q. CAN YOU CITE AN EXAMPLE OF THE TYPE OF COMPANY THAT WOULD MEET YOUR INVESTMENT CRITERIA?


A. We recently established a position in Nintendo, the world s largest producer of gaming software. In our view, Nintendo had a rock-solid balance sheet, with a net cash position that equaled two-thirds of its market value. We thought the company was inexpensive using almost any measure of valuation, and we calculated that its dividend yield far exceeded the income a Japanese investor could have gotten from a Japanese government bond. In addition, recent tax-law changes in Japan made such dividend-paying investment opportunities increasingly attractive to the Japanese investors who ultimately determine the price of these types of stocks.


Q. WHAT STOCKS HELPED THE FUND'S PERFORMANCE OVER THE REPORTING PERIOD?


A. In the 4th quarter of 2002, two of the Fund's strongest performers were Amdocs, an Israeli software company serving the telecommunications industry, and Ericsson, a Swedish company and the world's largest manufacturer of wireless-telecom equipment. Both Amdocs and Ericsson had seen their stock price fall in recent years. Yet we believed both companies offered compelling value. We established positions when the stocks were trading at what we thought were attractive valuations, a decision that was rewarded in recent months.


   Other investments whose performance helped the Fund during this period included British Airways, Teekay Shipping, and Companhia Vale Do Rio Doce, an iron-ore-mining company.

Q. DID ANY OF YOUR INVESTMENTS HURT THE FUND'S PERFORMANCE?

A. Reuters Group, a London-based consumer discretionary company, and BAE Systems, a leading European defense contractor, were two weak stocks for the Fund during this reporting period. Reuters's stock price tracked global financial markets downward, as the company's major customers went through layoffs and other serious financial challenges. BAE Systems performed poorly after the company announced higher-than-expected costs on some of its current defense projects. We held on to our position in the company because we anticipate continued growth in worldwide military spending and believe that BAE Systems, a dominant company in the industry, stands to benefit if this trend continues.

Q. WHAT IS YOUR OUTLOOK FOR THE MARKETS AND THE FUND?

A. Though we see more difficulties immediately ahead with global stock markets, we believe this may be a very good time for our style of value investing. We have been increasingly able to find solid companies available at what we thought were attractive prices. In addition, we are beginning to increase our exposure to stocks that we think will benefit from an eventual recovery.

   While we are not pleased with the losses that falling stock markets have brought investors in recent years, we believe those with a longer-term view actually may have a great opportunity to invest at some of the cheapest valuations available in a long time. We think there are many more attractively priced stocks today than there were during the volatile markets we all experienced in the late 1990s. We are working to continue to position the Fund to try to take advantage of rising valuations as economic conditions improve.

The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.


ANNUAL REPORT DISCUSSION

The following performance discussion is taken from the International Fund's Annual Report to shareholders for the fiscal year ended June 30, 2002. Please note that the performance discussion below reflects the performance of CCI and does not reflect the analysis or strategies of the Fund's current sub-adviser, NWQ.

During the reporting period, the Nuveen International Growth Fund featured portfolio management by Columbus Circle Investors (CCI), an institutional management firm with more than $3.5 billion in assets under management. To help you understand the Fund's performance during the 12 months ended July 31, 2002, we spoke with Cliff Fox, portfolio manager of the Fund and senior managing director of CCI, the Fund's sub-adviser during this period.

Q. HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A. In a sluggish economic environment, the Fund had a total return of -14.00 percent for the 12 months ended July 31, 2002 (Class A shares at net asset value). Although this result was disappointing on an absolute basis, the Fund's total return surpassed that of two indexes we use to evaluate our performance:

    - The Morgan Stanley Capital International (MSCI) All-Country World Index Free ex USA/1/, which measures the performance of international stock markets, declined 15.23 percent during the this time period.

    - The average international stock mutual fund, represented by the Lipper International Funds Index/2/, fell 14.32 percent during the same time frame. We attribute this relative performance in part to our stock selection approach, which focuses on companies whose fundamentals are improving faster than the investment community expects.


       /1/ The Morgan Stanley Capital International All-Country World Index Free ex USA is an unmanaged index comprised of a capitalization weighted sampling of the companies listed on the stock exchanges of 48 countries. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. An index is not available for direct investment.



       /2/ The Lipper International Funds Index is a managed index that represents the average of the 30 largest funds in the Lipper International Fund category. Index returns assume reinvestment of all dividends but do not include any brokerage commissions, sales charges or other fees. An index is not available for direct investment.


Q. WHAT WERE SOME OF THE MAJOR ECONOMIC AND MARKET FACTORS THAT INFLUENCED THE FUND'S RESULTS?

A. Many of the factors that depressed stock prices here in the United States had a similar impact abroad. Overinvestment in the technology and telecommunications sectors, coupled with sharp cutbacks in corporate technology budgets, continued to depress worldwide economic growth and generate sharp stock market losses. World events such as the aftermath of the September 11 attacks, ongoing Middle East violence, and the threat of nuclear conflict between India and Pakistan also had a negative impact on market performance. Despite these influences, economic growth in the U.S. and, to a lesser extent, worldwide was stronger than expected. Here at home, consumer spending remained high, thanks largely to the inexpensive mortgages and car loans made possible by low interest rates. By the end of the period, world economies appeared to be recovering from recession to various degrees -- though investors seemingly need further confidence in the recovery before stock markets can regain their long-term footing.

Q. WHAT WAS YOUR STRATEGY IN MANAGING THE FUND DURING THIS VOLATILE PERIOD?

A. In all types of market conditions, we take the same general approach to picking stocks; we look for companies that display positive momentum and positive surprise. In other words, we want to invest in strong companies that are getting stronger, or businesses that are exceeding investor and analyst expectations and may continue to do so.

    During the past 12 months, this approach led us away from many technology and telecommunications businesses, which continued to struggle with stockpiles of unsold inventory. Instead, we focused on companies whose profits appeared reasonably secure, in our opinion. For example, we found attractive opportunities in the consumer staples sector, especially in large companies with strong brand names. We also continued to invest in a wide variety of healthcare businesses, which, despite the economic slowdown, managed to generate solid earnings.

    The Fund's portfolio remained broadly diversified across multiple countries, with a large portion of our investments centered on Western Europe. We also gradually increased our holdings in Japanese stocks to reflect our somewhat more favorable outlook on Japan's economy. Our investments in emerging markets stocks continued to be limited, especially in Pacific Rim countries whose fortunes are closely tied to the flagging technology and telecommunications sectors.

Q. WHAT WERE SOME STOCKS WITH A POSITIVE IMPACT ON FUND PERFORMANCE?

A. One stock that continued to perform well for the Fund was Nichii Gakkan, a Japanese company that provides home nursing services as well as helps manage hospitals and clinics. The company continued to benefit from its recent restructuring efforts. In addition, we believe the company has been well positioned to grow its earnings in light of Japan's rapidly aging population.

    Another positive investment for the Fund was Grupo Ferrovial, a large engineering and construction company based in Spain. The company develops, maintains, and manages toll roads, airports, and other facilities, earning fees as each facility is used. Spain's infrastructure is somewhat less developed than that of the rest of Europe, and Ferrovial has been the main beneficiary of efforts to upgrade that infrastructure. Consequently, Ferrovial's concessions business boosted the company's earnings. A similar business, Autostrade S.p.A., operates toll roads in Italy and throughout Europe. Its performance was strong during the period, helping the Fund.

Q. DID ANY STOCKS NEGATIVELY INFLUENCE PERFORMANCE?

A. One disappointing performer for the Fund was IntesaBci, an Italian banking group with nearly 4,500 branches in Italy and 40 other countries. We bought this stock thinking that the company's new management and restructuring proposals would generate favorable results. Unfortunately, IntesaBci had substantial operations in Brazil, which was suffering from rising debt and a steadily weakening currency. As the situation continued to deteriorate, so did the stock. Consistent with our investment discipline, we sold our holdings in IntesaBci, but not before the stock's price declined.

    AstraZeneca, a leading London based pharmaceutical company, was another disappointment for the Fund during the period. The company is developing Crestor, a much heralded anti-cholesterol drug that analysts believe is critical to the company's future. When concerns arose about the medicine's potential side effects and delays in obtaining U.S. regulatory approval, AstraZeneca's stock fell and was eliminated from the Fund's portfolio.

The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                      VOTING INFORMATION AND REQUIREMENTS

Holders of shares of the European Fund are entitled to one vote per share on matters as to which they are entitled to vote. The European Fund does not utilize cumulative voting.


Each valid proxy given by a shareholder of the European Fund will be voted by the persons named in the proxy in accordance with the instructions marked thereon and as the persons named in the proxy may determine on such other business as may come before the Special Meeting on which shareholders are entitled to vote. If no designation is made, the proxy will be voted by the persons named in the proxy as recommended by the Board "FOR" approval of the Agreement and the Reorganization. Abstentions and broker non-votes (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) do not count as votes "FOR" the proposal and are treated as votes "AGAINST." At least 30% of the outstanding shares of the Fund entitled to vote on the proposals must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.


Shareholders who execute proxies may revoke them at any time before they are voted by filing with the European Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

It is not anticipated that any action will be asked of the shareholders of the European Fund other than as indicated above, but if other matters are properly brought before the Special Meeting, it is intended that the persons named in the proxy will vote in accordance with their judgment.


Shareholders of the International Fund are not required to approve the Agreement or the Reorganization.



APPROVAL OF THE AGREEMENT AND THE REORGANIZATION WILL REQUIRE THE FAVORABLE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF THE EUROPEAN FUND ENTITLED TO VOTE, WITH THE CLASS A, CLASS B, CLASS C AND CLASS R SHAREHOLDERS VOTING TOGETHER AS A SINGLE CLASS. THE "VOTE OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES" IS DEFINED IN THE 1940 ACT AS THE LESSER OF THE VOTE OF (I) 67% OR MORE OF THE SHARES OF THE FUND ENTITLED TO VOTE THEREON PRESENT AT THE MEETING IF THE HOLDERS OF MORE THAN 50% OF SUCH OUTSTANDING SHARES ARE PRESENT IN PERSON OR REPRESENTED BY PROXY; OR (II) MORE THAN 50% OF SUCH OUTSTANDING SHARES OF THE FUND ENTITLED TO VOTE THEREON.

In the event that sufficient votes in favor of a proposal are not received by the scheduled time of the Special Meeting, the persons named in the proxy may propose and vote in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies. If sufficient shares were present to constitute a quorum, but insufficient votes had been cast in favor of a proposal to approve it, proxies would be voted in favor of adjournment only if the persons named in the proxies determined that adjournment and additional solicitation was reasonable and in the best interest of the shareholders of the European Fund, taking into account the nature of the proposal, the percentage of the votes actually cast, the percentage of negative votes, the nature of any further solicitation that might be made and the information provided to shareholders about the reasons for additional solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares present in person or by proxy and entitled to vote at the session of the Special Meeting to be adjourned. If the adjournment is approved, the date, time and place of the new meeting will be announced at the time of adjournment, and no further notice of the new meeting time and date will be given to shareholders.

Proxies of shareholders of the European Fund are solicited by the Board. Additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Adviser or Nuveen, or by dealers or their representatives.

April 16, 2003

                  PLEASE SIGN AND RETURN YOUR PROXY PROMPTLY.

                 YOUR VOTE IS IMPORTANT AND YOUR PARTICIPATION
              IN THE AFFAIRS OF YOUR FUND DOES MAKE A DIFFERENCE.

                                   APPENDIX I

AGREEMENT AND PLAN OF REORGANIZATION


This Agreement and Plan of Reorganization (the "Agreement") is made as of April 10, 2003, by and between the Nuveen NWQ International Value Fund (the "Acquiring Fund"), a series of the Nuveen Investment Trust II, a business trust formed under the laws of the Commonwealth of Massachusetts (the "Acquiring Fund Trust"), and the Nuveen European Value Fund (the "Acquired Fund"), a series of the Nuveen Investment Trust (the "Acquired Fund Trust").


                                  WITNESSETH:

WHEREAS, the Board of Trustees of the Acquiring Fund Trust and the Acquired Fund Trust, on behalf of the Acquiring Fund and Acquired Fund respectively, have determined that entering into this Agreement for the Acquiring Fund to acquire the assets and liabilities of the Acquired Fund is in the best interests of the shareholders of each respective fund; and

WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code");

NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1. PLAN OF TRANSACTION

A. Transfer of Assets. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the Acquired Fund will convey, transfer and deliver to the Acquiring Fund at the closing, provided for in Section 2 hereof, all of the existing assets of the Acquired Fund (including accrued interest to the Closing Date), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the "Assets").

B. Consideration. In consideration thereof, the Acquiring Fund agrees that on the Closing Date, defined in Section 2 hereof, the Acquiring Fund will (i) deliver to the Acquired Fund, full and fractional Class A, Class B, Class C and Class R shares of beneficial interest of the Acquiring Fund having aggregate net asset value in an amount equal to the aggregate value of Class A, Class B, Class C and Class R shares, respectively, of the Acquired Fund determined pursuant to Section 3A of this Agreement (collectively, the "Acquiring Fund Shares") and (ii) assume all of the Acquired Fund's liabilities as described in Section 3E hereof (the "Liabilities"). The calculation of full and fractional Class A, Class B, Class C and Class R shares of beneficial interest of the Acquiring Fund to be exchanged shall be carried out to no less than two (2) decimal places. The Acquiring Fund Shares shall consist of a number of full and fractional Class A, Class B, Class C and Class R shares of the Acquiring Fund that will permit the Acquired Fund to make the distribution described below. On the Closing Date, the Acquiring Fund shall deliver to the Acquired Fund the Acquiring Fund Shares in the Amount determined pursuant to this Section 1B and the Acquired Fund thereafter shall, in order to effect the distribution of such shares to the Acquired Fund's shareholders in liquidation of the Acquired Fund and in exchange for the shareholders' shares of the Acquired Fund, instruct the Acquiring Fund to register the pro rata interest in the Acquiring Fund Shares (in full and fractional shares) of each of the holders of record of shares of the Acquired Fund in accordance with their holdings of Class A, Class B, Class C or Class R shares of the Acquired Fund and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Acquiring Fund agrees promptly to comply with said instruction. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct. All Acquiring Fund Shares delivered to the Acquired Fund in exchange for such Assets shall be delivered at net asset value without sales load, commission or other similar fee being imposed.

2. CLOSING OF THE TRANSACTION

Closing Date. The closing shall occur June 13, 2003 or such later date as soon as practicable thereafter, as the parties may mutually agree (the "Closing Date").

3. PROCEDURE FOR REORGANIZATION

A. Valuation. The value of the Assets and Liabilities of the Acquired Fund to be transferred and assumed, respectively, by the Acquiring Fund shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the Acquiring Fund (collectively, the "Acquiring Fund Prospectus"), copies of which have been delivered to the Acquired Fund.

B. Delivery of Fund Assets. The Assets shall be delivered to State Street Bank and Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043, as custodian for the Acquiring Fund (the "Custodian") for the benefit of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, the cost of which shall be borne by the Acquired Fund.

C. Failure to Deliver Securities. If the Acquired Fund is unable to make delivery pursuant to Section 3B hereof to the Custodian of any of the Acquired Fund's securities for the reason that any of such securities purchased by the Acquired Fund have not yet been delivered to it by the Acquired Fund's broker or brokers, then, in lieu of such delivery, the Acquired Fund shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or Custodian, including brokers' confirmation slips.


D. Shareholder Accounts. The Acquiring Fund, in order to assist the Acquired Fund in the distribution of the Acquiring Fund Shares to the Acquired Fund shareholders after delivery of the Acquiring Fund Shares to the Acquired Fund, will establish pursuant to the request of the Acquired Fund an open account with the Acquiring Fund for each shareholder of the Acquired Fund and, upon request by the Acquired Fund, shall transfer to such account the exact number of full and fractional Class A, Class B, Class C and Class R shares of the Acquiring Fund then held by the Acquired Fund specified in the instruction provided pursuant to Section B hereof. The Acquiring Fund is not required to issue certificates representing Acquiring Fund Shares. Upon liquidation or dissolution of the Acquired Fund, certificates representing shares of beneficial interest of the Acquired Fund shall become null and void.


E. Liabilities. The Liabilities shall include all of Acquired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

F. Expenses. In the event that the transactions contemplated herein are consummated the Acquired Fund agrees to pay (i) for the reasonable outside expenses of the Acquired Fund and the Acquiring Fund for the transactions contemplated herein which are solely and directly related to the reorganization; including, but not by way of limitation, the preparation of the Acquiring Fund Trust's Registration Statement on Form N-14 (the "Registration Statement") and the solicitation of the Acquired Fund shareholder proxies; (ii) the Acquired Fund's and Acquiring Fund's legal counsel's reasonable attorney's fees, which fees shall be payable pursuant to receipt of an itemized statement; and (iii) the cost of rendering the tax opinion, more fully referenced in Section 7F below. In the event that the transactions contemplated herein are not consummated for any reason, then all reasonable outside expenses of the Acquired Fund and the Acquiring Fund incurred to the date of termination of this Agreement shall be borne by the Acquired Fund.

G. Liquidation and Dissolution. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the Board of Trustees of the Acquired Fund Trust and the Acquired Fund shall take all necessary and proper action to completely liquidate and terminate the Acquired Fund as a series in accordance with Massachusetts law and the Trust's Declaration of Trust. Immediately after the Closing Date, the stock transfer books relating to the Acquired Fund shall be closed and no transfer of shares shall thereafter be made on such books.

4. ACQUIRED FUND'S REPRESENTATIONS AND WARRANTIES

The Acquired Fund hereby represents and warrants to the Acquiring Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Acquiring Fund that:

A. Organization. The Acquired Fund Trust is a Massachusetts Business Trust duly formed and in good standing under the laws of the State of Massachusetts and is duly authorized to transact business in the State of Massachusetts. The Acquired Fund is a separate series of the Acquired Fund Trust duly designated in accordance with the applicable provisions of the Acquired Fund Trust's Declaration of Trust. The Acquired Fund Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund.

B. Registration. The Acquired Fund Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management company and such registration has not been revoked or rescinded. The Acquired Fund is a diversified series of the Acquired Fund Trust. The Acquired Fund Trust and the Acquired Fund are in compliance in all material respects with the 1940 Act and the rules and regulations thereunder. All of the outstanding shares of beneficial interest of the Acquired Fund have been duly authorized and are validly issued, fully paid and nonassessable (except that shareholders of the Acquired Fund may under certain circumstances be held personally liable for its obligations) and not subject to pre-emptive or dissenters' rights.

C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquired Fund audited as of and for the fiscal year ended June 30, 2002, true and complete copies of which have been heretofore furnished to the Acquiring Fund, fairly represent the financial condition and the results of operations of the Acquired Fund as of June 30, 2002 and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

D. Financial Statements. The Acquired Fund shall furnish to the Acquiring Fund
   (i) an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquired Fund for the period ended December 31, 2002 and (ii) an unaudited statement of assets and liabilities as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the Acquired Fund's operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquired Fund as complying with the requirements hereof.

E. Contingent Liabilities. There are no contingent Liabilities of the Acquired Fund not disclosed in the financial statements delivered pursuant to Sections 4C and 4D which would materially affect the Acquired Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquired Fund which would, if adversely determined, materially affect the Acquired Fund's financial condition. All Liabilities were incurred by the Acquired Fund in the ordinary course of its business.

F. Material Agreements. The Acquired Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the Acquired Fund's Prospectus and Statement of Additional Information, there are no material agreements outstanding relating to the Acquired Fund to which the Acquired Fund is a party.

G. Tax Returns. At the date hereof, all Federal and other material tax returns and reports of the Acquired Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.


H. Corporate Authority. The Acquired Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Acquired Fund Trust's Board of Trustees, including as to the determinations required by Rule 17a-8 under the 1940 Act, and except for obtaining approval of the holders of the shares of the Acquired Fund, no other corporate acts or proceedings by the Acquired Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Acquired Fund and constitutes the legal, valid and binding obligation of Acquired Fund enforceable in accordance with its terms.


I. No Violation; Consents and Approvals. The execution, delivery and performance of this Agreement by the Acquired Fund does not and will not (i) violate any provision of the Acquired Fund Trust's Declaration of Trust or the Designation of Series of the Acquired Fund, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquired Fund, (iii) result in a violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligations to which the Acquired Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquired Fund. No consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement and no consent of or notice to any third party or entity is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement (except such as have been obtained under the Securities Act of 1933 (the "Securities Act"), the 1940 Act or the rules and regulations thereunder and the filing of an amendment to the Trust's Designation of Series in connection with the termination of the Acquired Fund).

J. Title. The Acquired Fund has good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the Acquiring Fund will receive good and marketable title to such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities other than a lien for taxes not yet due and payable.

K. Prospectus/Proxy Statement. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, as amended or as supplemented if it shall have been amended or supplemented, conforms and will conform as it relates to the Acquired Fund, in all material respects, to the applicable requirements of the applicable Federal and state securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 4K apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Fund furnished to the Acquired Fund by the Acquiring Fund.

L. Tax Qualification. The Acquired Fund has qualified or will qualify as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years ending on or prior to the Closing Date; and has satisfied or will satisfy the distribution requirements imposed by
    Section 852 of the Code for each of its taxable years on or prior to the Closing Date.

M. Fair Market Value. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject.

N. Further Representations. The Acquired Fund has a valid business purpose for undertaking the reorganization; the fair market value of the Acquiring Fund Shares and other consideration received by each Acquired Fund shareholder will be approximately equal to the fair market value of the Acquired Fund shares surrendered in the reorganization; there is no present plan or intention by the Acquired Fund shareholders who own 5 percent or more of the Acquired Fund shares and, to the knowledge of the Acquired Fund, there is no present plan or intention by the remaining Acquired Fund shareholders to sell, exchange, or otherwise dispose of to Acquiring Fund or any person related to Acquiring Fund a number of Acquiring Fund Shares received in the reorganization that would reduce the Acquired Fund shareholders' ownership of Acquiring Fund Shares to a number of Acquiring Fund Shares having a value, as of the date of the reorganization, of less than 50 percent of the value of all of the formerly outstanding Acquired Fund shares as of the same date. For the purposes of this representation, Acquired Fund shares exchanged for cash or other property, surrendered by dissenters, or exchanged for cash in lieu of fractional Acquiring Fund Shares will be treated as outstanding Acquired Fund shares on the date of the reorganization. Moreover, Acquired Fund shares and Acquiring Fund Shares held by Acquired Fund shareholders and otherwise sold, redeemed or disposed of to Acquiring Fund or Acquired Fund or any person related to either prior or subsequent to the reorganization will be considered in making this representation; there is no intercorporate indebtedness existing between Acquired Fund and Acquiring Fund that was issued, acquired or will be settled at a discount; Acquired Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of section 368(a)(3)(A) of the Code; the fair market value of the assets of Acquired Fund will equal or exceed the sum of the liabilities to which such assets are subject. Any liabilities assumed by Acquiring Fund were incurred by Acquired Fund in the ordinary course of business. Acquired Fund will distribute the Acquiring Fund Shares, securities and other property it receives in the transaction, and any other properties held by it in pursuance of the plan of reorganization.

5. THE ACQUIRING FUND'S REPRESENTATIONS AND WARRANTIES

The Acquiring Fund hereby represents and warrants to the Acquired Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Acquired Fund that:

A. Organization. The Acquiring Fund Trust is a Massachusetts Business Trust duly formed and in good standing under the laws of the State of Massachusetts and is duly authorized to transact business in the State of Massachusetts. The Acquiring Fund is a separate series of the Acquiring Fund Trust duly designated in accordance with the applicable provisions of the Acquiring Fund Trust's Declaration of Trust. The Acquiring Fund Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on either the Acquiring Fund Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

B. Registration. The Acquiring Fund Trust is registered under the 1940 Act as an open-end management company and such registration has not been revoked or rescinded. The Acquiring Fund is a diversified series of the Acquiring Fund Trust. The Acquiring Fund Trust and the Acquiring Fund are in compliance in all material respects with the 1940 Act and the rules and regulations thereunder. All of the outstanding shares of beneficial interest of the Acquiring Fund have been duly authorized and are validly issued, fully paid and non-assessable (except that shareholders of the Acquired Fund may under certain circumstances be held personally liable for its obligations) and not subject to pre-emptive or dissenters rights.

C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Fund audited as of and for the fiscal year ended July 31, 2002, true and complete copies of which have been heretofore furnished to the Acquired Fund fairly represent the financial condition and the results of operations of the Acquiring Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

D. Financial Statements. The Acquiring Fund shall furnish to the Acquired Fund
   (i) an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Fund for the period ended January 31, 2003, and (ii) an unaudited statement of assets and liabilities as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Fund as complying with the requirements hereof.

E. Contingent Liabilities. There are no contingent liabilities of the Acquiring Fund not disclosed in the financial statements delivered pursuant to Sections 5C and 5D which would materially affect the Acquiring Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would, if adversely determined, materially affect the Acquiring Fund's financial condition.

F. Material Agreements. The Acquiring Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the Acquiring Fund Prospectus and Statement of Additional Information there are no material agreements outstanding relating to the Acquiring Fund to which the Acquiring Fund is a party.

G. Tax Returns. At the date hereof, all Federal and other material tax returns and reports of the Acquiring Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.


H. Corporate Authority. The Acquiring Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Acquiring Fund's Board of Trustees, including as to the determinations required by Rule 17a-8 under the 1940 Act, and no other corporate acts or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Acquiring Fund and constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms.


I. No Violation; Consents and Approvals. The execution, delivery and performance of this Agreement by the Acquiring Fund does not and will not
    (i) violate any provision of the Acquiring Fund Trust's Declaration of Trust or the Designation of Series of the Acquiring Fund, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquiring Fund or (iii) result in a violation or breach of, or constitute a default under, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquiring Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquiring Fund. No consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement and no consent of or notice to any third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement (except such as have been obtained under the Securities Act, the 1940 Act or the rules and regulations thereunder and the filing of an amendment to the Trust's Designation of Series in connection with the termination of the Acquired Fund).

J. Absence of Proceedings. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would materially affect its financial condition.

K. Shares of the Acquiring Fund Registration. The Acquiring Fund Shares to be issued pursuant to Section I hereof will be duly registered under the Securities Act and all applicable state securities laws.

L. Shares of the Acquiring Fund: Authorization. The shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section I hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued and fully paid and non-assessable (except that shareholders of the Acquired Fund may under certain circumstances be held personally liable for its obligations) by the Acquiring Fund Trust and conform in all material respects to the description thereof contained in the Acquiring Fund's Prospectus furnished to the Acquired Fund.

M. Registration Statement. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform as it relates to the Acquiring Fund, in all material respects, to the applicable requirements of the applicable Federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5M apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquired Fund furnished to the Acquiring Fund by the Acquired Fund.

N. Tax Qualification. The Acquiring Fund has qualified or will qualify as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years ending prior to the Closing Date and for its taxable year that includes the Closing Date; and has satisfied or will satisfy the distribution requirements imposed by Section 852 of the Code for each of its taxable years ending prior to the Closing Date and for its taxable year that includes the Closing Date.


O. Further Representations. The Acquiring Fund will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Acquired Fund prior to the reorganization solely in exchange for voting shares of Acquiring Fund. For the purposes of this representation, amounts paid by Acquired Fund to dissenters, amounts used by Acquired Fund to pay its reorganization expenses, amounts paid by Acquired Fund to shareholders who receive cash or other property, and all redemptions and distributions (except for regular, normal dividends) made by Acquired Fund immediately preceding the transfer will be included as assets of Acquired Fund held immediately prior to the transaction. Acquiring Fund further represents that: Acquiring Fund has a valid business purpose for undertaking the reorganization; the fair market value of the Acquiring Fund Shares and other consideration received by each Shareholder will be approximately equal to the fair market value of the Acquired Fund Stock surrendered in the reorganization; Acquiring Fund has no plan or intention to reacquire any of its stock issued in the reorganization other than through the ordinary course of business; there is no inter-corporate indebtedness existing between Acquiring Fund and Acquired Fund that was issued, acquired or will be settled at a discount; Acquiring Fund does not own, directly or indirectly, nor has it owned, during the past five years, directly or indirectly, any stock of Acquired Fund. Following the reorganization, Acquiring Fund will have the same officers as Acquired Fund. Following the reorganization, Acquiring Fund will have the same investment advisor as Acquired Fund. Following the reorganization, Acquiring Fund will continue, as part of its overall investment strategy, to invest in securities issued worldwide including securities of established, well-known European companies with at least $1 billion in market capitalization. Following the reorganization, Acquiring Fund will continue to actively manage its investments, including the assets acquired from Acquired Fund and retained by Acquiring Fund. Following the reorganization, Acquiring Fund will use at least one-fifth of Acquired Fund's historic business assets in a business and has no plan or intention to sell any of such one-fifth of Acquired Fund's historic business assets other than in the ordinary course of conducting Acquiring Fund's trade or business.


6. COVENANTS

During the period from the date of this Agreement and continuing until the Closing Date the Acquired Fund and Acquiring Fund (except as expressly contemplated or permitted by this Agreement) agree as follows:

A.Other Actions. The Acquired Fund and Acquiring Fund shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

B.Government Filings; Consents. The Acquired Fund and Acquiring Fund shall file all reports required to be filed by the Acquired Fund and Acquiring Fund with the SEC between the date of this Agreement and the Closing Date and shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Acquired Fund and the Acquiring Fund shall use all reasonable efforts to obtain all consents, approvals, and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the Secretary of State of the State of Massachusetts.

C.Preparation of the Registration Statement and the Prospectus/Proxy
  Statement. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the Acquired Fund or Acquiring Fund, as the case may be, required by the Securities Act or the Exchange Act and the rules and regulations thereunder, as the case may be, to be set forth in the Registration Statement or the Prospectus/Proxy Statement, as the case may be. The Acquired Fund shall promptly prepare and provide the Prospectus/Proxy Statement to the Acquiring Fund and the Acquiring Fund shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the Acquired Fund and its affiliated persons, the Acquiring Fund shall only include such information as is approved by the Acquired Fund for use in the Registration Statement. The Acquiring Fund shall not amend or supplement any such information regarding the Acquired Fund and such affiliates without the prior written consent of the Acquired Fund which consent shall not be unreasonably withheld or delayed. The Acquiring Fund shall promptly notify and provide the Acquired Fund with copies of all amendments or supplements filed with respect to the Registration Statement. The Acquiring Fund shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Acquiring Fund shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Acquiring Fund's shares of beneficial interest in the transactions contemplated by this Agreement, and the Acquired Fund shall furnish all information concerning the Acquired Fund and the holders of the Acquired Fund's shares of beneficial interest as may be reasonably requested in connection with any such action.

D.Access to Information. During the period prior to the Closing Date, the Acquired Fund shall make available to the Acquiring Fund a copy of each report, schedule, registration statement and other document (the "Documents") filed or received by it during such period pursuant to the requirements of Federal or state securities laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Acquiring Fund shall make available to the Acquired Fund each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to Federal or state securities laws (other than Documents which such party is not permitted to disclose under applicable law).

E. Shareholders Meeting. The Acquired Fund shall call a meeting of the Acquired Fund shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and form of proxy to each shareholder of the Acquired Fund as of the record date for such meeting of shareholders. The Board shall recommend to the Acquired Fund shareholders approval of this Agreement and the transactions contemplated herein, subject to fiduciary obligations under applicable law.


F. Distribution of the Shares. At Closing the Acquired Fund covenants that it shall cause to be distributed the Acquiring Fund Shares in the proper pro rata amount for the benefit of Acquired Fund's shareholders and such that the Acquired Fund shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The Acquired Fund covenants further that, pursuant to Section 3G, it shall liquidate and dissolve as promptly as practicable after the Closing Date. The Acquired Fund covenants to use all reasonable efforts to cooperate with the Acquiring Fund and the Acquiring Fund's transfer agent in the distribution of said shares.



G.Brokers or Finders. Each of the Acquired Fund and the Acquiring Fund represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.



H.Additional Agreements. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement the appropriate party or parties to this Agreement shall take all such necessary action.



I. Public Announcements. For a period of time from the date of this Agreement to the Closing Date, the Acquired Fund and the Acquiring Fund will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law or the rules of any national securities exchange on which such party's securities are traded.



J. Tax Status of Reorganization. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquired Fund Trust, the Acquiring Fund Trust, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquired Fund Trust, the Acquiring Fund Trust, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Chapman and Cutler, counsel to the Acquired Fund, to render the tax opinion contemplated herein.



K. Declaration of Dividend. At or immediately prior to the Closing Date, the Acquired Fund may declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

7. CONDITIONS TO OBLIGATIONS OF THE ACQUIRED FUND


The obligations of the Acquired Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, or written waiver by the Acquired Fund, of the following conditions:


A. Acquired Fund Shareholder Approval. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of at least a majority of the outstanding voting securities (as defined in the 1940 Act) of the Acquired Fund.


B. Representations, Warranties and Agreements. Each of the representations and warranties of the Acquiring Fund contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Acquiring Fund, and the Acquired Fund shall have received a certificate of an authorized officer of the Acquiring Fund satisfactory in form and substance to the Acquired Fund so stating. The Acquiring Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

C. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

D. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

E. No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an "Injunction") preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity asking any of the foregoing be pending. There shall not be any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Acquiring Fund.

F. Tax Opinion. The Acquired Fund shall have obtained an opinion from Chapman and Cutler, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund Trust, Acquired Fund Trust, Acquired Fund and Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code, substantially in the form attached as Annex A.

G. Opinion of Counsel. The Acquired Fund shall have received the opinion of Chapman and Cutler, counsel for the Acquiring Fund Trust and Acquiring Fund, dated as of the Closing Date, addressed to the Acquired Fund substantially in the form and to the effect that: (i) the Acquiring Fund Trust is duly organized and existing under the laws of the State of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a "Massachusetts business trust;" (ii) the Acquiring Fund has been duly designated as a series of the Acquiring Fund Trust pursuant to the terms of the Declaration of Trust of the Acquiring Fund Trust; (iii) the Acquiring Fund Trust is registered as an open-end management company under the 1940 Act; (iv) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquiring Fund Trust and this Agreement has been duly executed and delivered by the Acquiring Fund Trust on behalf of the Acquiring Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the Acquiring Fund, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity at law); (v) neither the execution or delivery by the Acquiring Fund Trust on behalf of the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund Trust or Acquiring Fund of the transactions contemplated thereby violate the Acquiring Fund Trust's Declaration of Trust, or, to the best of their knowledge, violate any provision of any statute or any published regulation or any judgment or order disclosed to it by the Acquiring Fund Trust as being applicable to the Acquiring Fund Trust or the Acquiring Fund; (vi) to the best of their knowledge based solely on the certificate of an appropriate officer of the Acquiring Fund attached hereto, there is no pending or threatened litigation which would have the effect of prohibiting any material business practice or the acquisition of any material property or the conduct of any material business of the Acquiring Fund or might have a material adverse effect on the value of any assets of the Acquiring Fund, (vii) the Acquiring Fund's Shares have been duly authorized and upon issuance thereof in accordance with this Agreement will, subject to certain matters regarding the liability of a shareholder of a Massachusetts business trust, be validly issued, fully paid and nonassessable; (viii) except as to financial statements and schedules and other financial and statistical data included or incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions, as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to the Acquiring Fund comply as to form in all material respects with the requirements of the Securities Act, the Securities Exchange Act and the 1940 Act and the rules and regulations of the SEC thereunder and no facts have come to counsel's attention which would cause them to believe that as of the effectiveness of the portions of the Registration Statement applicable to the Acquiring Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (ix) to the best of their knowledge and information and subject to the qualifications set forth below, the execution and delivery by the Acquiring Fund Trust on behalf of the Acquiring Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the States of Massachusetts and Illinois or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except as may be required under securities laws of the Commonwealth of Massachusetts or such as have been obtained). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them; (b) the absence of which does not deprive the Acquired Fund of any material benefit under the Agreement; or (c) which can be readily obtained without significant delay or expense to the Acquired Fund, without loss to the Acquired Fund of any material benefit under the Agreement and without any material adverse effect on the Acquired Fund during the period such consent, approval, authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in this opinion, (b) laws of the States of Massachusetts and Illinois and the federal laws of the United States which, in counsel's experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to counsel by the Acquiring Fund Trust on behalf of the Acquiring Fund in connection with the opinion. In addition, although counsel need not specifically have considered the possible applicability to the Acquiring Fund Trust or the Acquiring Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Acquiring Fund Trust and the Acquiring Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required. In giving the opinions set forth above, counsel may state that it is relying on certificates of officers of the Acquiring Fund with regard to matters of fact and certain certificates and written statements of government officers with respect to the good standing of the Acquiring Fund and on the opinion of Bingham McCutchen LLP as to matters of Massachusetts law.


H. Officer Certificates. The Acquired Fund shall have received a certificate of an authorized officer of the Acquiring Fund, dated as of the Closing Date, certifying that (i) the representations and warranties of the Acquired Fund set forth in this Agreement are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board of Trustees shall be furnished to the Acquired Fund and that (ii) from the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Fund, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets or financial condition.


8. CONDITIONS TO OBLIGATIONS OF ACQUIRING FUND

The obligations of the Acquiring Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, or written waiver by the Acquiring Fund of the following conditions:


A. Acquired Fund Shareholder Approval. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of at least a majority of the outstanding voting securities (as defined in the 1940 Act) of the Acquired Fund.


B. Representations, Warranties and Agreements. Each of the representations and warranties of the Acquired Fund contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Fund, and the Acquiring Fund shall have received a certificate of an authorized officer of the Acquired Fund satisfactory in form and substance to the Acquiring Fund so stating. The Acquired Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.

C. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

D. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

E. No Injunctions or Restraints, Illegality. No Injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.

F. Tax Opinion. The Acquiring Fund shall have obtained an opinion from Chapman and Cutler, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund Trust, Acquired Fund Trust, Acquired Fund and Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code substantially in the form attached as Annex A.

G. Opinion of Counsel. The Acquiring Fund shall have received the opinion of Chapman and Cutler, counsel for the Acquired Fund Trust and the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that: (i) the Acquired Fund Trust is duly organized and existing under the laws of the State of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a "Massachusetts business trust;" (ii) the Acquired Fund has been duly designated as a series of the Acquired Fund Trust pursuant to the terms of the Declaration of Trust of the Acquired Fund Trust; (iii) the Acquired Fund Trust is registered as an open-end management company under the 1940 Act; (iv) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized by all requisite action of the Acquired Fund Trust and this Agreement has been duly executed and delivered by the Acquired Fund Trust on behalf of the Acquired Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the Acquired Fund, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law); (v) neither the execution or delivery by the Acquired Fund Trust on behalf of the Acquired Fund of this Agreement nor the consummation by the Acquired Fund Trust or Acquired Fund of the transactions contemplated thereby violate the Acquired Fund Trust's Declaration of Trust or, to their knowledge, violate any provision of any statute, or any published regulation or any judgment or order disclosed to them by the Acquired Fund Trust as being applicable to the Acquired Fund Trust or Acquired Fund; (vi) to their knowledge based solely on the certificate of an appropriate officer of the Acquired Fund attached thereto, there is no pending, or threatened litigation involving the Acquired Fund except as disclosed therein; (vii) except as to financial statements and schedules and other financial and statistical data included or incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions, as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to the Acquired Fund comply as to form in all material respects with their requirements of the Securities Act, the Securities Exchange Act and the 1940 Act and the rules and regulations of the SEC thereunder and no facts have come to counsel's attention which cause them to believe that as of the effectiveness of the portions of the Registration Statement applicable to the Acquired Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (viii) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquired Fund Trust on behalf of the Acquired Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the States of Massachusetts or Illinois, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as may be required under securities laws of the Commonwealth of Massachusetts, or as have been obtained under the Securities Act, the 1940 Act or the rules and regulations thereunder and the filing of an amendment to the Trust's Designation of Series in connection with the termination of the Acquired Fund.) Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them; (b) the absence of which does not deprive the Acquiring Fund of any material benefit under such agreements; or (c) which can be readily obtained without significant delay or expense to the Acquiring Fund, without loss to the Acquiring Fund of any material benefit under the Agreement and without any material adverse effect on them during the period such consent, approval authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in the opinion, (b) laws of the States of Massachusetts or Illinois and the federal laws of the United States which, in our experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to counsel by the Acquired Fund in connection with the opinion. In addition, although counsel need not specifically considered the possible applicability to the Acquired Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Acquired Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required. In giving the opinion set forth above, counsel may state that it is relying on certificates of officers of the Acquired Fund with regard to matters of fact and certain certificates and written statutes of government officers with respect to the good standing of the Acquired Fund and on the opinion of Bingham McCutchen LLP as to matters of Massachusetts law.

H. Shareholder List. The Acquired Fund shall have delivered to the Acquiring Fund an updated list of all shareholders of the Acquired Fund, as reported by the Acquired Fund's transfer agent, as of one (1) business day prior to the Closing Date with each shareholder's respective holdings in the Acquired Fund, taxpayer identification numbers, Form W-9 and last known address.

I. Officer Certificates. The Acquiring Fund shall have received a certificate of an authorized officer of the Acquired Fund dated as of the Closing Date, certifying that (i) the representations and warranties of the Acquiring Fund set forth in this Agreement are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board of Trustees and shareholders and that (ii) from the date of this Agreement through the Closing Date, there shall not have been:


        (1) any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Acquired Fund, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition;

        (2) issued any option to purchase or other right to acquire shares of the Acquired Fund granted by the Acquired Fund to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Prospectus for the Acquired Fund;


        (3) any entering into, amendment or termination of any contract or agreement by Acquired Fund, except as otherwise contemplated by this Agreement or otherwise approved by the Acquiring Fund;


        (4) any indebtedness incurred, other than in the ordinary course of business, by the Acquired Fund for borrowed money or any commitment to borrow money entered into by the Acquired Fund;

        (5) any amendment of the Acquired Fund Trust's Declaration of Trust or Designation of Series of the Acquired Fund; or

        (6) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquired Fund other than a lien for taxes not yet due and payable.

9. AMENDMENT, WAIVER AND TERMINATION

A.The parties hereto may, by agreement in writing authorized by the Board, amend this Agreement at any time before or after approval thereof by the shareholders of the Acquired Fund, provided, however, that after receipt of Acquired Fund shareholder approval, no amendment shall be made by the parties hereto which would have a material adverse affect on the interests of the Acquired Fund's shareholders without obtaining Acquired Fund's shareholder approval thereof.

B.At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

C.This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:

        (1) by the mutual consents of the Board of the Acquiring Fund Trust and Acquired Fund Trust on behalf of the Acquired Fund and Acquiring Fund, respectively;

        (2) by the Acquired Fund, if the Acquiring Fund breaches in any material respect any of its representations, warranties, or agreements contained in this Agreement and fails to cure such breach after receipt of notice thereof,

        (3) by the Acquiring Fund, if the Acquired Fund breaches in any material respect any of its representations, warranties, or agreements contained in this Agreement and fails to cure promptly such breach after receipt of notice thereof,


        (4) by either the Acquired Fund or Acquiring Fund, if the Closing has not occurred on or prior to December 31, 2003 (provided that the rights to terminate this Agreement pursuant to subsection (C)(4) shall not be available to any party whose failure fulfill any of its obligations under this Agreement has been the of or resulted in the failure of the Closing to occur on or before such date);


10. REMEDIES

In the event of termination of this Agreement by either or both of the Acquired Fund and Acquiring Fund pursuant to Section 9C, written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto. However, this Section 10 shall not limit the remedies available for a breach of this Agreement prior to its termination.

11. SURVIVAL

The provisions set forth in Sections 10 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever. The representations and warranties included or provided for herein, or in the Schedules or other instruments delivered or to be delivered pursuant hereto shall not survive the Closing Date.

12. NOTICES

All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Acquired Fund shall be addressed to the Acquired Fund c/o Nuveen Institutional Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, Attention: General Counsel, or at such other address as the Acquired Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to the Acquiring Fund c/o Nuveen Institutional Advisory Corp., 333 West Wacker Drive, Chicago, Illinois, 60606,
Attention: General Counsel, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Acquired Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

13. SUCCESSORS AND ASSIGNS

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

14. BOOKS AND RECORDS


The Acquired Fund and the Acquiring Fund agree that copies of the books and records of the Acquired Fund relating to the Assets including, but not limited to all files, records, written materials; e.g., closing transcripts, surveillance files and credit reports shall be delivered by the Acquired Fund to the Acquiring Fund at the Closing Date. In addition to, and without limiting the foregoing, the Acquired Fund and the Acquiring Fund agree to take such action as may be necessary in order that the Acquiring Fund shall have reasonable access to such other books and records as may be reasonably requested, all for three years after the Closing Date and for the last three tax years ending June 30, 2000, June 30, 2001 and June 30, 2002; namely, general ledger, journal entries, voucher registers; distribution journal; payroll register, monthly balance owing report; income tax returns; tax depreciation schedules; and investment tax credit basis schedules.


15. GENERAL

This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Acquired Fund and Acquiring Fund and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties thereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without regard to principles of conflicts or choice of law.

16. LIMITATION OF LIABILITY


Consistent with the Acquiring Fund Trust's and the Acquired Fund Trust's Declarations of Trust, notice is hereby given and the parties hereto acknowledge and agree that this Agreement is executed on behalf of each Trust on behalf of the Acquiring Fund and the Acquired Fund, respectively, and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Acquiring Fund Trust, Acquired Fund Trust, Acquiring Fund or Acquired Fund individually but binding only upon the assets and property of the Acquiring Fund or the Acquired Fund as the case may be.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.


                                          ACQUIRING FUND TRUST, on behalf of

                                          ACQUIRING FUND


                                          By: Gifford R. Zimmerman

                                            ------------------------------------


                                          Title: Chief Administrative Officer

                                             -----------------------------------

Attest: Virginia O'Neal

      ------------------------------------------------------


Title: Assistant Secretary

     -------------------------------------------------------

                                          ACQUIRED FUND TRUST, on behalf of

                                          ACQUIRED FUND



                                          By: Gifford R. Zimmerman

                                            ------------------------------------


                                          Title: Chief Administrative Officer

                                             -----------------------------------

Attest: Virginia O'Neal

      ------------------------------------------------------


Title: Assistant Secretary

     -------------------------------------------------------

                                    ANNEX A


                     FORM OF CHAPMAN AND CUTLER TAX OPINION



                                     [DATE]



Nuveen European Value Fund


333 W. Wacker Drive


Chicago, IL 60606



Nuveen NWQ International Value Fund


333 W. Wacker Drive


Chicago, IL 60606



Re: Federal Income Tax Consequences of Reorganization of Nuveen European Value
    Fund



Ladies and Gentlemen:



You have requested our opinion regarding certain United States federal income tax consequences in connection with the transfer of the property, assets, and goodwill of Nuveen European Value Fund (the "Acquired Fund"), a series investment portfolio of Nuveen Investment Trust, a Massachusetts business trust ("Nuveen Funds"), to Nuveen NWQ International Value Fund (the "Acquiring Fund"), a series investment portfolio of Nuveen Investment Trust II, a Massachusetts business trust ("Nuveen Funds II"), in exchange solely for shares of the Acquiring Fund issued by Nuveen Funds II, pursuant to the Agreement and Plan of Reorganization dated as of April 10, 2003 (the "Agreement") (the transaction in its entirety being hereinafter referred to as the "Reorganization"). Capitalized terms used in this letter without definition shall have the meanings given them in the Agreement.



For purposes of this opinion, we have examined and relied upon the accuracy and completeness of the facts, information, covenants, statements and representations contained in originals or copies of the Agreement, the exhibits attached thereto, the Registration Statement on Form N-14 filed by Nuveen Funds II on April 10, 2003 with the Securities and Exchange Commission, and such other documents and instruments as we have deemed necessary or appropriate. In our examination of the foregoing materials, we have assumed the genuineness of all signatures, legal capacity of natural persons, the authenticity of all documents submitted to us as originals and the conformity to the original documents of all documents submitted to us as copies. We have assumed that such documents reflect all the material facts relating to the Reorganization. In addition, we have assumed that the Reorganization will be consummated in accordance with the terms of such documents and that none of the material terms and conditions contained therein will have been waived or modified prior to the consummation of the Reorganization.



In rendering this opinion, we are relying upon the representations and warranties made by the Acquiring Fund and the Acquired Fund in the Agreement. We have not been asked to, nor have we undertaken to, verify the accuracy of these and other representations made to us. In this regard, we have assumed that any representation made "to the best of knowledge," "to the knowledge" or similarly qualified is correct without such qualification. As to all matters in which a person making a representation has represented that such person either is not a party to, does not have, or is not aware of, any plan or intention, understanding or agreement, we have likewise assumed that there is in fact no such plan, intention, understanding, or agreement.



Based upon and subject to the foregoing, it is our opinion that, for federal income tax purposes:



          1. The completion of the Reorganization, as set forth and provided in the Agreement, will constitute a "reorganization" within the meaning of
     Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Acquired Fund and the Acquiring Fund will each be a party to a "reorganization" within the meaning of Section 368(b) of the Code.



          2. In accordance with Sections 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund solely in exchange for the issuance of shares of the Acquiring Fund in the Reorganization, or on the distribution of such shares of the Acquiring Fund to shareholders of the Acquired Fund.



          3. In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by any shareholder of the Acquired Fund to the extent such shareholder receives shares of the Acquiring Fund in exchange for shares of the Acquired Fund.



          4. In accordance with Section 358(a) of the Code, the tax basis of the shares of the Acquiring Fund received by a shareholder of the Acquired Fund in connection with the Reorganization will, in the aggregate, be the same as the basis, in the aggregate, of shares of the Acquired Fund surrendered by such shareholder in exchange therefor.

          5. In accordance with Section 1223(1) of the Code, the holding period of shares of the Acquiring Fund received by a shareholder of the Acquired Fund in the Reorganization will be determined by including such shareholder's holding period for shares of the Acquired Fund exchanged therefor, provided that such shares were held by such shareholder as capital assets.



We express no opinion as to the tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except the Reorganization. We also note that certain shareholders of the Acquired Fund may be subject to special rules because of their particular federal income tax status and that the tax consequences of the Reorganization to such shareholders may accordingly differ from the ones of general application that are described above. This opinion is intended to satisfy the condition precedent to the Reorganization set forth in Section 8.F of the Agreement, is being furnished to you solely for that purpose, and may not be relied upon by any other person without our express written consent.



Our opinion is based upon the Code, Treasury regulations (proposed, temporary and final) promulgated thereunder, judicial decisions, interpretive rulings of the Internal Revenue Service and such other authorities as we have considered relevant, all as in effect on the date hereof. All such legal authorities are subject to change, either prospectively or retroactively. We are not undertaking hereby any obligation to advise you of any changes in the applicable law subsequent to the date hereof, even if such changes materially affect the tax consequences of the Reorganization that are set forth above.



If any of the facts, assumptions or representations on which our opinion is based is incorrect, we expect you to advise us so that we may consider the effect, if any, on our opinion.



Our opinion has no binding effect on the Internal Revenue Service or the courts of any jurisdiction. No assurance can accordingly be given that, if the matter were contested, a court would agree with the legal conclusions set forth above.



                                          Sincerely,



                                          CHAPMAN AND CUTLER

   ATTACHMENT -- PROSPECTUS OF THE NUVEEN NWQ INTERNATIONAL VALUE FUND DATED
                              OCTOBER 7, 2002 AND


               SUPPLEMENT TO THE PROSPECTUS DATED MARCH 31, 2003.


   [INCORPORATED BY REFERENCE TO THE PROSPECTUS FILED PURSUANT TO RULE 497 ON
                              OCTOBER 9, 2002, AND

THE SUPPLEMENT FILED PURSUANT TO RULE 497 ON APRIL 1, 2003, FILE NO. 333-33607]

                       NUVEEN NWQ INTERNATIONAL VALUE FUND
                                   a Series of
                           NUVEEN INVESTMENT TRUST II
                               333 West Wacker Dr.
                             Chicago, Illinois 60606
                            Telephone: (312) 917-7700

STATEMENT OF ADDITIONAL INFORMATION

Special Meeting of Shareholders of the Nuveen European Value Fund, a Series of Nuveen Investment Trust.



         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Prospectus/Proxy Statement dated April 16, 2003 of Nuveen Investment Trust II (the "Trust") for use in connection with the Special Meeting of Shareholders (the "Special Meeting") of the Nuveen European Value Fund (the "European Value Fund"), to be held on June 11, 2003. At the Special Meeting shareholders of the European Value Fund will be asked to approve the combination of the European Value Fund with the Nuveen NWQ International Value Fund (the "International Fund"), a series of the Trust (the "Reorganization") as described in the Prospectus/Proxy Statement. Copies of the Prospectus/Proxy Statement may be obtained at no charge by writing the Trust at the address shown above or by calling 1-800-257-8787.



         Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.



         A Statement of Additional Information for the Trust dated October 7, 2002 has been filed with the Securities and Exchange Commission and is attached hereto as Appendix I which is incorporated herein by this reference. Annual and semiannual reports for the European Value Fund and for the International Fund are attached hereto as Appendices II, III, IV and V, respectively, and are incorporated herein by reference, and pro forma financial statements for the European Value Fund and the International Fund are attached hereto.



         The date of this Statement of Additional Information is April 16, 2003.

                                TABLE OF CONTENTS

                                                                PAGE
INTERNATIONAL FUND HISTORY..................................     2
DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS.......     2
MANAGEMENT OF THE INTERNATIONAL FUND........................     3
INVESTMENT ADVISORY AND OTHER SERVICES......................     3
BROKERAGE ALLOCATION AND OTHER PRACTICES....................     3
CAPITAL STOCK AND OTHER SECURITIES..........................     3
PURCHASE, REDEMPTION AND PRICING OF SHARES..................     3
TAXATION OF THE INTERNATIONAL FUND..........................     3
UNDERWRITERS................................................     4
CALCULATION OF PERFORMANCE DATA.............................     4
FINANCIAL STATEMENTS........................................     4


Appendix I--Nuveen Investment Trust II Statement of Additional Information dated October 7, 2002.

Appendix II--Nuveen European Value Fund Annual Report containing Audited Financial Statements dated June 30, 2002.


Appendix III--Nuveen European Value Fund Semiannual Report containing Unaudited Financial Statements dated December 31, 2002.


Appendix IV--Nuveen International Growth Fund Annual Report containing Audited Financial Statements dated July 31, 2002.


Appendix V-- Nuveen NWQ International Value Fund Semiannual Report containing Unaudited Financial Statements dated January 31, 2003.


Appendix VI--Pro Forma Financial Statements for Nuveen European Value Fund and Nuveen NWQ International Value Fund


INTERNATIONAL FUND HISTORY



         This Statement of Additional Information relates to Nuveen Investment Trust II, a Massachusetts business trust (the "Trust"), and Nuveen NWQ International Value Fund (the "International Fund"), an investment portfolio of the Trust. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The International Fund is a separate portfolio of shares of beneficial interest of the Trust. For further information concerning the Trust and the International Fund in general see the headings "General Information" and "General Trust Information" in the Statement of Additional Information attached hereto as Appendix I.


DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS


         For a discussion of the International Fund's investment objectives and techniques and related investment policies, see heading "Investment Policies and Techniques" in the Trust's Statement of Additional Information attached hereto as Appendix I. For a discussion of the fundamental and nonfundamental investment policies of the International Fund adopted by the Trust's Board of Trustees, see heading "Investment Policies and Restrictions" in the Trust's Statement of Additional Information attached hereto as Appendix I.



MANAGEMENT OF THE INTERNATIONAL FUND



         For a disclosure of the names and a brief occupational biography of each of the Trust's trustees and officers, identifying those who are interested persons of the International Fund, see heading "Management" in the Trust's Statement of Additional Information attached hereto as Appendix I.


INVESTMENT ADVISORY AND OTHER SERVICES


         For a discussion of the International Fund's advisory and management-related services agreements and plans of distribution, see headings "Fund Manager and Sub-Adviser" and "Distribution and Service Plans," in the Trust's Statement of Additional Information attached hereto as Appendix I.


   BROKERAGE ALLOCATION AND OTHER PRACTICES

         For a discussion of the Trust's brokerage policy, see heading "Portfolio Transactions" in the Trust's Statement of Additional Information attached hereto as Appendix I.

   CAPITAL STOCK AND OTHER SECURITIES

         For a discussion of the Trust's authorized securities and the characteristics of the Trust's shares of beneficial interest, see headings "General Trust Information" and "Additional Information on the Purchase and Redemption of Fund Shares and Shareholder Programs" in the Trust's Statement of Additional Information attached hereto as Appendix I.

PURCHASE, REDEMPTION AND PRICING OF SHARES

         For a description of the purchase and redemption procedures for the Trust's shares and a discussion of the Trust's valuation and pricing procedures, see headings "Additional Information on the Purchase and Redemption of Fund Shares and Shareholder Programs" and "Net Asset Value" in the Trust's Statement of Additional Information attached hereto as Appendix I.


 TAXATION OF THE INTERNATIONAL FUND



         For a discussion of any tax information relating to ownership of the International Fund's shares, see heading "Tax Matters" in the Trust's Statement of Additional Information attached hereto as Appendix I.

   UNDERWRITERS


         For a discussion of the Trust's underwriters, see heading "Distribution and Service Plans" in the Trust's Statement of Additional Information attached hereto as Appendix I.

 CALCULATION OF PERFORMANCE DATA

         For a description and quotation of certain performance data used by the Trust, see heading "Performance Information" in the Trust's Statement of Additional Information attached hereto as Appendix I.

 FINANCIAL STATEMENTS


         Audited financial statements for the European Value Fund for its most recent fiscal year included in the Annual Report for the European Value Fund, and the report thereon by PricewaterhouseCoopers LLP, independent auditors, are attached hereto as Appendix II and such financial statements for the European Value Fund are incorporated by reference herein.



         The semiannual report for the European Value Fund, which includes unaudited financial statements, dated December 31, 2002 is attached hereto as Appendix III and such financial statements for the European Value Fund are incorporated by reference herein.



         Audited financial statements for the International Fund for its most recent fiscal year included in the Annual Report for the International Fund, and the report thereon by PricewaterhouseCoopers LLP, independent auditors, are attached hereto as Appendix IV and such financial statement for the International Fund are incorporated by reference herein.



         The semiannual report for the International Fund, which includes unaudited financial statements, dated January 31, 2003, is attached hereto as Appendix V and such financial statement for the International Fund are incorporated by reference herein.



         Pro forma financial statements for the International Fund and the European Value Fund are attached hereto as Appendix VI and are incorporated by reference herein.

                                   APPENDIX I

         Nuveen Investment Trust II Statement of Additional Information


         [incorporated by reference to the Statement of Additional Information filed pursuant to Rule 497 on October 10, 2002, and the supplement filed pursuant to Rule 497 on January 23, 2003, file no. 333-33607]

                                   APPENDIX II


                    Nuveen European Value Fund Annual Report dated June 30, 2002 [incorporated by reference to the annual report filed on August 28, 2002, file no. 811-07619]

                                  APPENDIX III


                  Nuveen European Value Fund Semiannual Report dated December 31, 2002 [incorporated by reference to the semi annual report filed on February 26, 2003, file no. 811-07619]

                                   APPENDIX IV

                Nuveen International Growth Fund Annual Report dated July 31, 2002 [incorporated by reference to the annual report filed on October 4, 2002, file no. 811-08333]

                                   APPENDIX V


             Nuveen NWQ International Value Fund Semiannual Report dated January 31, 2003 [incorporated by reference to the semi annual report filed on March 26, 2003, file no. 833-08333]

                                   APPENDIX VI



                   PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

         The unaudited pro forma information below gives effect to the proposed transfer of substantially all of the assets and all of the liabilities of the European Fund to the International Fund as if such transfer had occurred as of January 31, 2003. In addition, the pro forma combined statements have been prepared based upon the fee and expense structure of the International Fund (including fee waivers and reimbursements noted in the Prospectus/Proxy Statement). The pro forma financial information should be read in conjunction with the historical financial statements and notes thereto of the International Fund and the European Fund incorporated herein by reference in this Statement of Additional Information. The proposed transfer of the assets and liabilities of the European Fund to the International Fund will be accounted for as a tax-free reorganization.




PRO FORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
(Reorganization of the European Fund
into the International Fund)
JANUARY 31, 2003



             SHARES                                                                                           MARKET VALUE
--------------------------------                                                                 -----------------------------------
                           PRO                                                                                                PRO
EUROPEAN  INTERNATIONAL   FORMA   DESCRIPTION                                                     EUROPEAN   INTERNATIONAL   FORMA
  FUND         FUND        FUND                                                                    FUND          FUND         FUND
------------------------------------------------------------------------------------------------------------------------------------
                                  COMMON STOCKS

                                  CONSUMER DISCRETIONARY

   9,100            -      9,100  Bayerische Motoren Werke (BMW) AG                              $  266,299  $         - $   266,299

       -       24,000     24,000  DAI NIPPON PRINTING CO., LTD. Unsponsored ADR                           -      502,250     502,250

       -       10,544     10,544  Daiwa House Industry Co., Ltd. Unsponsored ADR                          -      588,122     588,122

  15,494            -     15,494  Koninklijke (Royal) Philips Electronics N.V. - New York Shares    266,342            -     266,342

       -       58,000     58,000  Makita Corporation Sponsored ADR                                        -      377,000     377,000

       -       49,600     49,600  Matsushita Electric Industrial Co., Ltd. Sponsored ADR                  -      482,608     482,608

       -       47,465     47,465  Nintendo Co., Ltd. ADR                                                  -      471,090     471,090

  22,300            -     22,300  Pearson plc                                                       199,217            -     199,217

       -       17,200     17,200  Reuters Group plc Sponsored ADR                                         -      304,440     304,440

       -       45,570     45,570  Trinity Mirror plc ADR                                                  -      553,539     553,539

       -       88,900     88,900  Volkswagen AG Sponsored ADR                                             -      540,139     540,139

                                  CONSUMER STAPLES

       -       54,300     54,300  Associated British Foods plc Unsponsored ADR                            -      458,764     458,764

   6,950            -      6,950  Diageo plc Sponsored ADR                                          286,688            -     286,688

       -       29,907     29,907  J Sainsbury plc Sponsored ADR                                           -      462,581     462,581

       -        1,000      1,000  Kao Corporation Unsponsored ADR                                         -      203,852     203,852

       -       94,600     94,600  KIRIN BREWERY COMPANY, LIMITED Sponsored ADR                            -      690,580     690,580

   5,300            -      5,300  Nestle SA Sponsored ADR                                           274,938            -     274,938

       -       31,225     31,225  Shiseido Company, Limited Sponsored ADR                                 -      372,283     372,283

  88,000            -     88,000  Tesco plc                                                         239,388            -     239,388

                                  ENERGY

   6,950            -      6,950  BP plc Sponsored ADR                                              271,120            -     271,120

       -       11,610     11,610  EnCana Corp.                                                            -      364,670     364,670

       -        7,700      7,700  Eni S.p.A. Sponsored ADR                                                -      584,815     584,815

   7,700            -      7,700  Total Fina Elf SA Sponsored ADR                                   522,907            -     522,907

                                  FINANCIALS

  16,400            -     16,400  ABN AMRO Holding NV                                               257,808            -     257,808

  40,700            -     40,700  Barclays plc                                                      234,312            -     234,312

       -       20,680     20,680  Bayerische Hypo-und Vereinsbank AG (HVB Group) ADR                      -      275,271     275,271

   8,500            -      8,500  Converium Holding AG ADR#                                         196,860            -     196,860

  10,800            -     10,800  Credit Suisse Group Sponsored ADR#                                237,384            -     237,384

       -          460        460  Deutsche Bank AG                                                        -       19,720      19,720

       -        8,366      8,366  Deutsche Bank AG Sponsored ADR                                          -      358,650     358,650

  12,500            -     12,500  Groupe Bruxelles Lambert SA                                       500,654            -     500,654

       -      125,579    125,579  Hang Lung Group Limited                                                 -      531,312     531,312

  16,800            -     16,800  Royal Bank of Scotland Group plc#                                 369,753            -     369,753

  18,300            -     18,300  Zurich Financial Services AG ADR                                  177,510            -     177,510

                                  HEALTHCARE

     300            -        300  AstraZeneca plc Sponsored ADR                                      10,302            -      10,302

   7,900            -      7,900  Glaxo Wellcome plc Sponsored ADR                                  306,204            -     306,204

   6,700            -      6,700  Novartis AG ADR                                                   248,436            -     248,436

                                  INDUSTRIALS

       -       53,180     53,180  BAE SYSTEMS plc Sponsored ADR                                           -      397,728     397,728

       -       31,140     31,140  British Airways plc Sponsored ADR#                                      -      599,445     599,445

       -        5,500      5,500  Henkel KGaA Sponsored ADR                                               -      280,503     280,503

       -            1          1  Hunter Douglas N.V. Sponsored ADR                                       -            7           7

       -       59,200     59,200  Metso Corporation Sponsored ADR                                         -      606,800     606,800

       -       22,600     22,600  Technip-Coflexip SA ADR                                                 -      350,978     350,978

       -       18,150     18,150  Teekay Shipping Corporation                                             -      708,032     708,032

       -       46,242     46,242  Tomkins plc Sponsored ADR                                               -      579,412     579,412

                                  INFORMATION TECHNOLOGY

       -       51,820     51,820  Amdocs Limited#                                                         -      673,142     673,142

                                  MATERIALS

       -       23,430     23,430  Barrick Gold Corporation                                                -      385,424     385,424

       -       20,400     20,400  Companhia Vale do Rio Doce (CVRD) ADR                                   -      564,060     564,060

       -       23,220     23,220  Gold Fields Limited Sponsored ADR                                       -      304,879     304,879

   7,900            -      7,900  Nokia Oyj Sponsored ADR                                           113,681            -     113,681

   6,500            -      6,500  UPM-Kymmene Oyj Sponsored ADR                                     184,600            -     184,600

                                  TELECOMMUNICATION SERVICES

       -       41,690     41,690  Telefonaktiebolaget LM Ericsson Sponsored ADR#                          -      338,940     338,940

       -        9,600      9,600  Telecom Italia SpA Sponsored ADR                                        -      475,104     475,104

       -        8,440      8,440  Telefonos de Mexico SA de CV (Telmex) - Class L Sponsored ADR           -      252,694     252,694

  19,400            -     19,400  Vodafone Group plc Sponsored ADR                                  365,690            -     365,690

                                  TRANSPORTATION

  80,200            -     80,200  The Peninsular and Oriental Steam Navigation Company              213,555            -     213,555

                                  UTILITIES

       -      139,310    139,310  CLP Holdings Limited Sponsored ADR                                      -      560,820     560,820

       -       32,000     32,000  EDP-Electricidade de Portugal, SA Sponsored ADR                         -      523,520     523,520

       -       17,200     17,200  Huaneng Power International, Inc. Sponsored ADR                         -      562,956     562,956

       -       28,190     28,190  United Utilities plc Sponsored ADR                                      -      552,523     552,523
------------------------------------------------------------------------------------------------------------------------------------
                                  Total Common Stocks                                             5,743,648   16,858,653  22,602,301
------------------------------------------------------------------------------------------------------------------------------------
                                  PREFERRED STOCKS

                                  MATERIALS

       -        7,600      7,600  Freeport-McMoRan Copper & Gold, Inc. - Class B                          -      268,660     268,660
------------------------------------------------------------------------------------------------------------------------------------
                                  Total Preferred Stocks                                                  -      268,660     268,660
------------------------------------------------------------------------------------------------------------------------------------

     PRINCIPAL AMOUNT (000)                                                                                  MARKET VALUE
------------------------------------------                                                      -----------------------------------
                           PRO                                                                                               PRO
EUROPEAN   INTERNATIONAL  FORMA    DESCRIPTION                                                   EUROPEAN   INTERNATIONAL   FORMA
  FUND          FUND       FUND                                                                    FUND          FUND        FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                  SHORT-TERM INVESTMENTS

$      -    $     481   $    481  State Street Bank Repurchase Agreement,
                                  1.220%, dated 1/31/03, due 2/03/03,                                    -      481,000     481,000
                                  repurchase price $481,049, collateralized
                                  by U.S. Treasury Bonds
-----------------------------------------------------------------------------------------------------------------------------------
                                  Total Short-Term Investments                                           -      481,000     481,000
-----------------------------------------------------------------------------------------------------------------------------------
                                  Total Investments at Market Value##                            5,743,648   17,608,313  23,351,961
-----------------------------------------------------------------------------------------------------------------------------------
                                  Other Assets Less Liabilities                                     77,186     (182,207)   (105,021)
-----------------------------------------------------------------------------------------------------------------------------------
                                  Net Assets                                                    $5,820,834  $17,426,106 $23,246,940
===================================================================================================================================
                                   # Non-income producing.
                                  ## The cost of investments for the
                                     European Fund, the International
                                     Fund and the Pro Forma Fund are
                                     $5,777,877, $16,151,854 and
                                     $21,929,731, respectively.



COUNTRY ALLOCATION (AS A PERCENTAGE OF TOTAL INVESTMENTS):


                 European     International    Pro Forma
                   Fund           Fund           Fund
------------------------------------------------------------
Bahamas               - %          4.0 %           3.0 %
Belgium             8.7              -             2.1
Brazil                -            3.2             2.4
Canada                -            4.3             3.2
China                 -            3.2             2.4
Finland             5.2            3.4             3.9
France              9.1              -             2.2
Germany             4.6            8.4             7.5
Hong Kong             -            6.2             4.7
Italy                 -            6.0             4.5
Japan                 -           22.9            17.3
Mexico                -            1.4             1.1
Netherlands         9.1              -             2.2
Portugal              -            3.0             2.2
South Africa          -            1.7             1.3
Sweden                -            1.9             1.5
Switzerland        19.8              -             4.9
United Kingdom     43.5           26.1            30.4
United States         -            4.3             3.2
--------------------------------------------------------
Total             100.0 %        100.0 %         100.0 %
========================================================

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JANUARY 31, 2003



                                                               European Fund  International Fund   Pro Forma     Pro Forma Fund
                                                                  (Actual)         (Actual)      (Adjustments)    (As Adjusted)
---------------------------------------------------------------------------------------------------------------------------------
 Investments securities, at market value (cost $5,777,877,
     $16,151,854, $21,929,731                                    $  5,743,648      $ 17,608,313     $        -     $ 23,351,961
 Cash                                                                  45,229               254              -           45,483
 Other assets less liabilities                                         31,957          (182,461)             -         (150,504)
---------------------------------------------------------------------------------------------------------------------------------
 Net assets                                                      $  5,820,834      $ 17,426,106     $        -     $ 23,246,940
=================================================================================================================================
Class A Shares
 Net Assets                                                      $    979,211      $  3,371,125     $        -     $  4,350,336
 Shares outstanding                                                    69,988           249,170          2,385(a)       321,543
 Net asset value and redemption price per share                  $      13.99      $      13.53                    $      13.53
 Offering price per share (net asset value per share plus
     maximum sales charge of 5.75% of offering price)            $      14.84      $      14.36                    $      14.36
=================================================================================================================================
CLASS B SHARES
 Net Assets                                                      $  1,383,026      $  2,223,478     $        -     $  3,606,504
 Shares outstanding                                              $     99,430           168,190          5,186(a)       272,806
 Net asset value, offering and redemption price per share        $      13.91      $      13.22                    $      13.22
=================================================================================================================================
CLASS C SHARES
 Net Assets                                                      $    263,865      $  3,700,515              -     $  3,964,380
 Shares outstanding                                                    18,970           279,931            990(a)       299,891
 Net asset value, offering and redemption price per share        $      13.91      $      13.22                    $      13.22
=================================================================================================================================
CLASS R SHARES
 Net Assets                                                      $  3,194,732      $  8,130,988     $        -     $ 11,325,720
 Shares outstanding                                                   228,161           596,420          6,229(a)       830,810
 Net asset value, offering and redemption price per share        $      14.00      $      13.63                    $      13.63
=================================================================================================================================

 NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------------------------------------
 Capital paid-in                                                 $  8,670,205      $ 33,839,806     $        -     $ 42,510,011
 Undistributed (Over-distribution of) net investment income           (89,473)                -              -          (89,473)
 Accumulated net realized gain (loss) from investment
     transactions and foreign currency transactions                (2,726,217)      (17,875,723)             -      (20,601,940)
 Net unrealized appreciation (depreciation) of investments            (34,229)        1,456,459              -        1,422,230
 Net unrealized appreciation on translation of assets and
     liabilities denominated in foreign currencies                        548             5,564              -            6,112
---------------------------------------------------------------------------------------------------------------------------------
 Net assets                                                      $  5,820,834      $ 17,426,106     $        -     $ 23,246,940
=================================================================================================================================
(a) The Pro Forma adjustments to the shares outstanding is equal to the net assets of the European Fund's Class A, B, C and R shares at January 31, 2003, divided by the net asset value per share of the International Fund's corresponding Class A, B, C and R shares at January 31, 2003, less the European Fund's Class A, B, C and R shares outstanding at that same date.


PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)
12 MONTHS ENDED JANUARY 31, 2003




                                                                European Fund International Fund    Pro Forma        Pro Forma Fund
 INVESTMENT INCOME                                                 (Actual)         (Actual)      (Adjustments)      (As Adjusted)
------------------------------------------------------------------------------------------------------------------------------------
 Dividends                                                       $   172,562      $   350,484      $         -         $   523,046
 Interest                                                              6,458            4,701                -              11,159
------------------------------------------------------------------------------------------------------------------------------------
 Total investment income                                             179,020          355,185                -             534,205
------------------------------------------------------------------------------------------------------------------------------------
 EXPENSES
 Management fees                                                      71,262          215,064            7,446 (a)         293,772
 12b-1 fees                                                           27,476           86,523                -             113,999
 Other expenses                                                       85,679          136,400          (15,176)(b)         206,903
------------------------------------------------------------------------------------------------------------------------------------
 Total expenses before custodian fee credit and
     expense reimbursement                                           184,417          437,987           (7,730)            614,674
     Custodian fee credit                                                (13)         (11,423)               -             (11,436)
     Expense reimbursement                                           (59,947)         (59,686)          38,356 (c)         (81,277)
------------------------------------------------------------------------------------------------------------------------------------
 Net expenses                                                        124,457          366,878           30,626             521,961
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                                         54,563          (11,693)         (30,626)             12,244
------------------------------------------------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain (loss):
      Investment transactions                                     (1,600,463)      (2,059,239)               -          (3,659,702)
      Foreign currencies                                              74,212           42,122                -             116,334
 Net change in unrealized appreciation or depreciation of
      investments                                                   (141,780)        (214,256)               -            (356,036)
 Net change in unrealized appreciation on translation of assets
      and liabilities denominated in foreign currencies                1,271            5,161                -               6,432
------------------------------------------------------------------------------------------------------------------------------------
 Net gain (loss)                                                  (1,666,760)      (2,226,212)               -          (3,892,972)
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets from operations           $(1,612,197)     $(2,237,905)     $   (30,626)        $(3,880,728)
------------------------------------------------------------------------------------------------------------------------------------

(a) The Pro Forma adjustment to the management fee reflects the increase in fees for the assets of the European Fund that results from the application of the higher management fee of the Pro Forma Fund.

(b) Due to reduced fund accounting fees, transaction fees, pricing fees and global asset fees.



(c) If the reorganization is consummated, NIAC has committed to waive its fees and limit the expenses of the International Fund to the extent necessary to keep its total expenses (excluding any 12b-1 service and distribution fees and extraordinary expenses) from exceeding 1.50% of its average daily net assets through July 31, 2004.


PRO FORMA NOTES TO FINANCIAL STATEMENTS (Unaudited)


GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The Nuveen NWQ International Value Fund ("International Fund") is a series of the Nuveen Investment Trust II (the "Trust"). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust in 1997. The International Fund primarily invests in U.S.-traded American Depository Receipts in an attempt to provide long-term capital appreciation.

BASIS OF COMBINATION


The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the Nuveen European Value Fund ("European Fund") a series of the Nuveen Investment Trust, by the International Fund as if such acquisition had taken place as of January 31, 2003.



Under the terms of the Agreement and Plan of Reorganization, the combination of the European Fund and the International Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of the European Fund in exchange for shares of the International Fund at net asset value. The statement of assets and liabilities and the related statement of operations of the European Fund and the International Fund have been combined as of and for the twelve months ended January 31, 2003. Following the acquisition, the International Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.



The accompanying pro forma financial statements should be read in conjunction with the financial statements of the European Fund and the International Fund included in their respective semi-annual reports dated December 31, 2002 and January 31, 2003, respectively.


The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of the European Fund by the International Fund had taken place as of January 31, 2003.

Securities Valuation
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange or Nasdaq on which such securities are primarily traded. Securities traded on a securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the most recent bid prices. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Fund or its designee may establish a fair value for the security. Short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and/or delayed delivery purchase commitments. At January 31, 2003, there were no such outstanding purchase commitments.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes
The International Fund intends to distribute all income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required. Net realized capital gains and ordinary income distributions made by the Fund are subject to federal taxation.

INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on security transactions.

At January 31, 2003, the cost of investments were as follows:



                              EUROPEAN       INTERNATIONAL             PRO FORMA
                                  FUND                FUND                  FUND
--------------------------------------------------------------------------------
Cost of investments         $5,828,704       $16,157,423             $21,986,127
================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at January 31, 2003, were as follows:

                               EUROPEAN          INTERNATIONAL          PRO FORMA
                                   FUND                   FUND               FUND
------------------------------------------------------------------------------------
Gross unrealized:
  appreciation                 $ 198,241           $1,927,568            $2,125,809
  depreciation                  (283,297)            (476,678)             (759,975)
------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) on investments  $ (85,056)          $1,450,890            $1,365,834
====================================================================================


Flexible Sales Charge Program
The International Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

The International Fund imposes a 2% redemption fee on shares that are redeemed or exchanged within 90 days of acquisition.

Derivative Financial Instruments
The International Fund may invest in options, forward and futures contracts, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the 12 months ended January 31, 2003.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the International Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Foreign Currency Translations
To the extent that the International Fund invests in securities that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if U.S. dollars fall in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Foreign Currency Transactions
The International Fund may engage in foreign currency exchange transactions in connection with its portfolio investments and assets and liabilities denominated in foreign currencies. The Fund may engage in foreign currency forward, options and futures contracts. The Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. If the Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, the Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates daily. In addition, the Fund may segregate assets to cover its futures contracts obligations.

The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities and other assets and liabilities will decline in value due to changes in foreign currency exchange rates. All foreign currency forward contracts, options and futures transactions are "marked-to-market" daily at the applicable market rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The contractual amounts of forward foreign currency exchange contracts does not necessarily represent the amounts potentially subject to risk. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Trust's investment management agreement with Nuveen Institutional Advisory Corp. ("NIAC"), a wholly owned subsidiary of Nuveen Investments, Inc. (formerly, The John Nuveen Company), the International Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of the Fund as follows.


For the first $125 million                                      1.0500%
For the next $125 million                                       1.0375
For the next $250 million                                       1.0250
For the next $500 million                                       1.0125
For the next $1 billion                                         1.0000
For net assets over $2 billion                                   .9750

If the Reorganization is consummated, NIAC has committed to waive its fees and limit the expenses of the International Fund to the extent necessary to keep its total expenses (excluding any 12b-1 service and distribution fees and extraordinary expenses) from exceeding 1.50% of its average daily net assets through July 31, 2004. NIAC may voluntarily agree to reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at NIAC's discretion.

The management fee compensates NIAC for overall investment advisory and administrative services, and general office facilities. NIAC has entered into a Sub-Advisory Agreement with NWQ Investment Management Company, LLC ("NWQ"), a wholly owned subsidiary of Nuveen Investments, Inc., under which NWQ manages the investment portfolio of the International Fund. NWQ is compensated for its services from the management fee paid to NIAC.

The Trust pays no compensation directly to those of its Trustees who are affiliated with NIAC or to its offices, all of whom receive remuneration for their services to the Trust from NIAC.

Nuveen Investments, LLC (formerly, Nuveen Investments), a wholly owned, subsidiary of Nuveen Investments, Inc., acts as the International Funds distributor.

PART C: OTHER INFORMATION

Item 15: Indemnification

Section 4 of Article XII of Registrant's Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. No indemnification shall be provided hereunder to a Covered Person:

         (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

         (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

         (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

         (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

         (ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

         (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

         (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

-----------------

The trustees and officers of the Registrant are covered by Investment Trust Errors and Omission policies in the aggregate amount of $50,000,000 (with a maximum deductible of $500,000 which does not apply to individual directors or officers) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the

Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16: Exhibits:


(1)(a).       Declaration of Trust of Registrant.(1)

(1)(b).       Certificate for the Establishment and Designation of Series dated
              June 27, 1997.(1)

(1)(c).       Certificate for the Establishment and Designation of Classes dated
              June 27, 1997.(1)

(1)(d).       Amended and Restated Establishment and Designation of Series dated
              August 13, 1997.(1)

(1)(e).       Amended Establishment and Designation of Series dated
              September 11, 2000.(9)

(1)(f).       Form of Amended Designation of Series dated October 7, 2002.(12)

(2).          By-Laws of Registrant.(1)

(3).          Not applicable.

(4).          See Appendix I attached to the Prospectus/Proxy Statement.

(5).          Specimen certificate of Shares of the Registrant.(2)

(6)(a).       Management Agreement between Registrant and Nuveen Institutional
              Advisory Corp.(2)

(6)(b). Sub-Advisory Agreement between Nuveen Institutional Advisory Corp and Rittenhouse.(2)

(6)(c).       Management Agreement between Registrant and Nuveen Institutional
              Advisory Corp.(7)

(6)(d).       Investment Sub-Advisory Agreements between Nuveen Institutional
              Advisory Corp. and Columbus Circle Investors, LLC.(7)

(6)(e).       Form of Investment Sub-Advisory Agreement between Nuveen
              Institutional Advisory Corp. and NWQ Investment Management
              Company, LLC.(12)

(6)(f).       Renewal of Investment Management Agreement between Registrant and
              Nuveen Institutional Advisory Corp.(12)

(7)(a).       Distribution Agreement between Registrant and Nuveen Investments.(4)

(7)(b).       Renewal of Distribution Agreement between Registrant and Nuveen
              Investments.(11)

(7)(c).       Renewal of Distribution Agreement between Registrant and Nuveen
              Investments.(12)

(7)(d).       Form of Dealer Distribution and Shareholder Servicing
              Agreement.(13)

(8).          Not applicable.

(9)(a).       Transfer Agency and Service Agreement between certain Nuveen
              Open-End Investment Companies and State Street Bank and Trust
              Company.(16)

(9)(b).       Master Custodian Agreement between certain Nuveen Funds and State
              Street Bank and Trust Company.(16)

(10)(a).      Plan of Distribution and Service Pursuant to Rule 12b-1 for the
              Class A Shares, Class B Shares and Class C Shares for the
              Registrant dated July 24, 1997 (as amended May 17, 1998).(3)

(10)(b).      Multi-Class Plan. (2)

(11)(a).      Opinion and Consent of Chapman and Cutler dated April 10,
              2003.(16)

(11)(b).      Opinion and Consent of Bingham McCutchen LLP dated April 10,
              2003.(16)

(12)          Opinion and Consent of Chapman and Cutler dated April 10,
              2003.(16)

(13).         Not applicable.

(14).         Consent of Independent Accountants.(16)

(15).         Not applicable.

(16)(a).      Original Power of Attorney for Messrs. Schwertfeger, Bennett,
              Evans, Kissick and Leafstrand and Ms. Wellington, Trustees, authorizing, among others, Jessica R. Droeger, Larry W. Martin and Gifford R. Zimmerman to execute the Registration
              Statement.(14)

(16)(b). Original Power of Attorney for Mr. Bacon, Trustee, authorizing, among others, Jessica R. Droeger, Larry W. Martin and Gifford R.
              Zimmerman to execute the Registration Statement.(15)


(17).         Form of Proxy.(16)


--------

(1) Incorporated by reference to the initial registration statement filed on Form N-1A for Registrant.

(2) Incorporated by reference to the pre-effective amendment no. 1 filed on Form N-1A for Registrant.

(3) Incorporated by reference to the post-effective amendment no. 1 filed on Form N-1A for Registrant.

(4) Incorporated by reference to the post-effective amendment no. 2 filed on Form N-1A for Registrant.

(5) Incorporated by reference to the post effective amendment no. 3 filed on Form N-1A for Registrant.

(6) Incorporated by reference to the post-effective amendment no. 4 filed on Form N-1A for Registrant.

(7) Incorporated by reference to the post-effective amendment no. 5 filed on Form N-1A for Registrant.

(8) Incorporated by reference to the post-effective amendment no. 6 filed on Form N-1A for Registrant.

(9) Incorporated by reference to the post-effective amendment no. 7 filed on Form N-1A for Registrant.

(10) Incorporated by reference to the post-effective amendment no. 8 filed on Form N-1A for Registrant.

(11) Incorporated by reference to the post-effective amendment no. 9 filed on Form N-1A for Registrant.

(12) Incorporated by reference to the post-effective amendment No. 10 filed on Form N-1A for Registrant.

(13) Incorporated by reference to the post-effective amendment No. 11 filed on Form N-1A for Registrant.

(14) Incorporated by reference to the registration statement filed on Form N-14 for Registrant on March 6, 2003.

(15) Incorporated by reference to pre-effective amendment No. 1 to the registration statement filed on Form N-14 for Registrant on April 3, 2003.

(16) Filed herewith.

Item 17: Undertakings

         (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items o the applicable form.

         (2) The undersigned registrant agrees that every prospectus that is filled under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this registration statement has been signed on behalf of the registrant, in the City of Chicago, and State of Illinois, on the 11th day of April, 2003.


                                                NUVEEN INVESTMENT TRUST II

                                                /s/  Jessica R. Droeger
                                                ----------------------------
                                                Jessica R. Droeger
                                                Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.


Signature                  Title                          Date
---------                  ------                         ----
/s/  STEPHEN D. FOY       Vice President and          April 11, 2003
------------------------  Controller (Principal     ------------------
Stephen D. Foy            Financial and
                          Accounting Officer)

Timothy R. Schwertfeger   Chairman, Trustee    )    By /s/ Jessica R. Droeger
                                               )       Jessica R. Droeger
                                               )       Attorney-in-Fact
                                               )       April 11, 2003
                                               )       ------------------
                                               )

James E. Bacon              Trustee            )
William E. Bennett          Trustee            )
Jack B. Evans               Trustee            )
William L. Kissick          Trustee            )
Thomas E. Leafstrand        Trustee            )
Sheila W. Wellington        Trustee            )


An original power of attorney authorizing, among others, Jessica R. Droeger, Larry W. Martin and Gifford R. Zimmerman to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and filed with the Securities and Exchange Commission or is being filed herewith.

                                  EXHIBIT INDEX


Exhibit
Number                           Exhibit
------                           -------
(9)(a)            Transfer Agency and Service Agreement between certain Nuveen
                  Open-End Investment Companies and State Street Bank and Trust
                  Company.

(9)(b)            Master Custodian Agreement between certain Nuveen Funds and
                  State Street Bank and Trust Company.

(11)(a)           Opinion and Consent of Chapman and Cutler dated April 10,
                  2003.

(11)(b)           Opinion and Consent of Bingham McCutchen LLP dated April 10,
                  2003.

(12)              Opinion and Consent of Chapman and Cutler dated April 10,
                  2003.

(14)              Consent of Independent Accountants.

(17)              Form of Proxy.
